UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3023

Forum Funds

(Exact name of registrant as specified in charter)

Forum Funds Three Canal Plaza, Portland, Maine	04101
(Address of principal executive offices)	(Zip code)

Citi Fund Services 3435 Stelzer Road, Columbus, Ohio 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-470-8000

Date of fiscal year end: May 31

Date of reporting period: June 1, 2008 – November 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT

November 30, 2008

(Unaudited)

Brown Advisory Growth Equity Fund

Brown Advisory Value Equity Fund

Brown Advisory Flexible Value Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Value Fund

Brown Advisory Opportunity Fund

Brown Advisory Core International Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Intermediate Income Fund

The views in this report contained herein were those of the Funds’ investment advisor, Brown Advisory, Inc. and/or a Fund’s sub-advisor as of November 30, 2008 and may not reflect their views on the date this report is first published or anytime thereafter. This report may contain discussions about certain investments both held and not held in the portfolio as of November 30, 2008. All current and future holdings are subject to risk and are subject to change. While these views are intended to assist shareholders in understanding their investment in each Fund, they do not constitute investment advice, are not a guarantee of future performance and are not intended as an offer or solicitation with respect to the purchase or sale of any security. Performance figures include the reinvestment of dividend and capital gain distributions.

Brown Advisory Growth Equity Fund

A Message To Our Shareholders

November 30, 2008

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	Securities of growth companies can be more sensitive to the company’s earning and more volatile than the market in general.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

During the six-month period ended November 30, 2008, the Brown Advisory Growth Equity Fund (the “Fund”) returned -34.99% (Institutional Shares). Although negative, this figure outperformed the Fund’s benchmark, the Russell 1000® Growth Index1, which returned -38.30% during the same period.

Since the last time we communicated with you, the capital markets and the overall economy have changed dramatically. Concerns over the subprime marketplace expanded into the broader area of the credit markets, both at home and internationally. The credit crisis had been building for months (if not years), and in the middle part of September, when the bankruptcy of Lehman Brothers was announced, the downward movement changed from gradual to precipitous.

The financial crisis that has affected the markets over the last few months has permeated every corner of the marketplace, and the stocks we hold have not been immune. To that end, we have focused our energies on optimizing the holdings in the portfolio so that we may be in a better position to both withstand any additional bad news that may come along as well as take advantage of an eventual upward turn in the market. We are not sitting on the sideline waiting for things to turn. Instead, we are using the market’s decline to our advantage by investing in what we consider great growth companies. Our mandate as growth managers does not limit us to certain sectors, nor does it require us to weight our allocations a certain way. While we are certainly sector-

aware, we are not sector-driven. As such, we are looking for the best growth companies available, regardless of sector. If there is one positive aspect to the current environment, it is that the potential pool of companies available for us to invest in has opened up dramatically. Companies that we never imagined being able to own, because their valuations did not provide enough appreciation potential, are now at levels that we find attractive.

Accordingly, we have taken advantage of the current environment to effect changes in the portfolio. In the last six months, we have added seven new names while removing a dozen. Some of the stocks we exited were sold in the belief that their business models were not well equipped to handle the ongoing credit crisis environment (Morgan Stanley & Affiliated Managers Group, Inc., for example), but for the most part the sales we made were because we found other options more appealing. American Express Co. was sold to make space for MasterCard, Inc. MasterCard, Inc., while generally thought of as a financial company, only provides the communications link between businesses and banks, and does not carry any financial or credit risk like American Express Co. Roper Industries, Inc., Citrix Systems, Inc., Apple, Inc., Cognizant Technology Solutions Corp., IDEXX Laboratories, Inc., and Ultra Petroleum Corp. round out the list of new names.

[1]

The Russell 1000® Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book and higher forecasted growth values. Investors cannot invest directly in an index.

Brown Advisory Growth Equity Fund

A Message To Our Shareholders, continued

November 30, 2008

The top five contributors to performance during the last six months were Roper Industries, Inc., Citrix Systems, Inc., Cognizant Technology Solutions Corp., Genentech, Inc., and Apple, Inc. Roper Industries, Inc. is a diversified industrial company that designs and manufactures a number of products for use in various industrial market segments. The company lowered earnings guidance recently as expected, but we feel it is well positioned to move forward. Genentech, Inc. is a biotechnology company that develops and sells a diverse line of products. We have held this stock in the portfolio for well over a year now and during that time it has grown to be one of the largest holdings in the portfolio. We recently sold some of that position to take advantage of its performance and have used the proceeds to fund other purchases. As mentioned above, one of the new names is Apple, Inc. For a long time we have wanted to add this premier company to the portfolio, but the stock’s high valuation made that prohibitively expensive. However, the recent downturn brought the stock into focus for us again and we bought into the company at what we feel is an attractive price.

Some stocks that penalized performance during the past six months were Schlumberger, Ltd., Electronic Arts, Inc. (“ERTS”) and Affiliated Managers Group, Inc. In our last report, we discussed Schlumberger, Ltd. in a much different light. At the end of May, the price of a barrel of oil was around $125. By the end of November, it had dropped to about $54. Despite the decline, we are confident in Schlumberger, Ltd.’s long-term prospects. ERTS’s performance is a product of the downturn in the overall economy. The markets are expecting consumers to spend less this holiday season and ERTS’s stock price reflects that view. Affiliated Managers Group, Inc. was mentioned earlier as a company that we thought would not be able to hold up well in the current environment. Its large positions in both hedge funds and emerging markets limit our confidence in its ability to avoid significant deterioration in assets under management.

The current market environment is perhaps the most difficult one that any investor active today has ever seen; however, it does provide opportunities to those who are best able to evaluate the crisis and its likely effects. Historically we have out-performed our benchmark, and we feel the actions we have taken may enable us to continue out-performing in the future. We thank you for your continued support and we look forward to 2009.

Sincerely,

Kenneth M. Stuzin, CFA

Portfolio Manager

Brown Advisory Value Equity Fund

A Message To Our Shareholders

November 30, 2008

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

During the six-month period ended November 30, 2008, the Brown Advisory Value Equity Fund (the “Fund”) posted a -36.06% (Institutional Shares) total return. During the same period, the Russell 1000® Value Index1 (the “Index”) posted a -34.83% return and the S&P 500 Index2 returned -35.20%.

The witch’s brew of factors that have made the last year arguably the most treacherous investment landscape we have ever traveled has not abated. A grand credit cycle, aided by our Federal Reserve (the “Fed”), ignored by our regulators, and exploited by investment banks, speculators and lenders, finally broke last summer. Mark to market accounting, the repeal of the uptick rule, and the brave new world of complex securitization all contributed to the current situation. Reactionary ratings agencies and the prevailing culture of momentum trading only made a bad situation much worse than most of us imagined. Recent developments in global central bank policy, equity market declines, and commodity breakdowns illustrate that these problems are not just domiciled in the United States.

The Fed, however, is finally on the scene. Although the Fed came to the table offering an imperfect plan, it beats the alternative. Our credit-based system needs enough relief to ensure that banks have the confidence to lend. The longer-term risks of inflation are the unintended consequences this plan will create.

Our modern financial, credit-based system depends on faith and trust, not unlike any other commercial transaction. For example, when you purchase an automobile, the seller trusts that your credit history is accurate, you have the ability and intent to repay the loan, resale values are reliable, and the currency you offered as down payment has value. When this system breaks down, transaction costs increase and commercial activity suffers. The rescue legislation is directed at ameliorating these conditions.

It took a long time and many “participants” to arrive where we are today. In the same way, it will take time and many changes to get to where we need to be, both as an economy and as capital markets. In our view, there is no “silver bullet”. Wall Street’s problems have now become Main Street’s problems. As credit continues to contract, economic activity in 2009 is likely to be very slow. Profit expectations for many companies will prove to be too optimistic. Investor concerns over these possibilities have already reduced some stock valuations to very depressed levels. Although we anticipate a long recovery period, very negative market psychology has pushed some stock valuations so low that we believe they give a long-term investor pretty good odds. As we have remarked for some time, we continue to find long-term value in many of America’s most successful businesses. In general, they tend to be innovative global leaders with strong finances and persistent free cash flows.

[1]

The Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

[2]

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Investors cannot invest directly in an index.

Brown Advisory Value Equity Fund

A Message To Our Shareholders, continued

November 30, 2008

Using a five-year investment horizon, let us look at two alternatives. Investors wanting to avoid principal risk can own a Treasury bond yielding around 2.0%. Of course, they are exposed to other risks, such as inflation and uncertainty over reinvestment of the income. The second option is to own a portfolio of proven business franchises currently yielding almost 4% with potential income growth going forward. The risk in this option is clearly that things get even worse from here and a recovery is many years away. There are reasons why these investment conditions exist today. Uncertainty is sky high, while confidence is abysmally low. Historically, buying good business franchises during such times has been very rewarding for the patient investor because such conditions do not remain static. We believe that your portfolio remains well positioned to weather today’s conditions, and that we will capitalize on the opportunities that will be evident to all once the sun comes up on a new day.

Leading contributors to performance for the six-month period include BB&T Corp., American Express Co., Eaton Corp., City National Corp., Nabors Industries Ltd., and Lowe’s Cos. Performance detractors during the six-month period were Lincoln National Corp., Prudential Financial, Inc., E.I. DuPont de Nemours & Co., Seagate Technology, Inc., Oshkosh Corp. and Dover Corp.

During the six-month period, we eliminated positions in the following companies: American International Group Inc., Citigroup, Inc., City National Corp., Fortune Brands, Inc., Legg Mason, Inc., Lowe’s Companies, Inc., Morgan Stanley, Nabors Industries Ltd., Oshkosh Corp., and RPM International, Inc. We initiated positions in American Express Co., Bank of New York Mellon Corp., Diageo PLC., Eaton Corp., Franklin Resources, Inc., Illinois Tool Works, Inc., M&T Bank Corp., and Talisman Energy, Inc.

Sincerely,

Richard M. Bernstein, CFA

Portfolio Manager

Brown Advisory Flexible Value Fund

A Message To Our Shareholders

November 30, 2008

Investment Concerns:

•

Stock values are affected by activities specific to a company and general market conditions. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	The market may not recognize what the Advisor believes to be the true value of securities held by the Fund.

•

Securities of smaller and mid-sized companies may be more volatile and as a result, their price may decline more in response to selling pressure and they may be more difficult to liquidate during market down turns than securities of larger companies.

•

Investments in securities of foreign issuers may entail certain risks not associated with investments in domestic securities, such as adverse effects from fluctuations in currency exchange rates, political instability and relatively illiquid markets.

During the six-month period ended November 30, 2008 the Brown Advisory Flexible Value Fund (the “Fund”) returned -36.76% (Institutional Shares). For the same period, the S&P 500 Index1 posted a total return of -35.20%. The Fund’s return reflects the extraordinary market conditions that existed during the period. While we are extremely disappointed in the Fund’s recent performance, we remain positive in our outlook and are dedicated to improving our returns going forward.

This has been a remarkable period in U.S. financial history. Many major financial firms have either disappeared or required government backing in order to survive. Market indices of all types have declined sharply, and there is disarray on many financial fronts. Credit spreads in the bond markets have widened to record levels. Not surprisingly, the mood of investors is uncertain and fearful. In short, the financial world is a mess and its problems have spread to the economy.

We believe the economy will continue to be a challenge for some time, though not indefinitely. We are fortunate that our economy has an underlying fluidity that allows it to adjust to change. Warren Buffett summed it up well recently when he said, “The economy is likely to be challenging for at least the next five months, but not the next five years”. In the near term, it is extremely important for the government to continue to act to help restore trust in the credit markets in order to mitigate the near-term economic challenges we face. Some of the recent efforts by the government are, in fact, beginning to show small signs of progress.

Despite the obvious economic challenges, we believe equities today are extremely attractive long-term investments. We draw this conclusion from several indicators. First, the valuation levels of stocks relative to alternatives are attractive. For example, the dividend yields on stocks relative to long-term government bonds are near 35-year highs with stocks near 3% on the S&P 500 compared to 10-year U.S. Treasury’s yielding under 3%. Dividends in the aggregate, unlike earnings, have been very stable over prior recessions. Second, investor sentiment is very pessimistic and we believe markets have overshot on the downside. To gauge investor sentiment, we often look at the ratio of new 52-week high prices to

52-week low prices. On Friday October 24, 2008, this ratio was 94 to 1. There were 1125 new lows and 12 new highs. Ten of the new highs were actually exchange traded short funds and the other two were exchange traded Japanese Yen funds. Effectively, there were zero new highs reflecting the heavy declines in the markets, as Investors could find very little to feel good about. Finally, 10-year returns on equities are at a low point compared to historical range highs and lows. Low returns over a long period have historically set the stage for higher returns in the subsequent periods.

[1]

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investors cannot invest directly in an index.

Brown Advisory Flexible Value Fund

A Message To Our Shareholders, continued

November 30, 2008

In challenging markets like these, we have two choices for the capital you have entrusted to us:

1)	We can hold a large cash balance for protection against further declines. We discourage this choice for several reasons. First, it may override your own asset allocation decision to invest in an equity fund. Second, there is great risk of missing the rapid and sharp gains that are typical following the point of maximum pessimism. Third, if we truly believe stocks are good investments today–and we do–holding cash instead of securities would suggest that we think we can predict the near-term direction of the market. We cannot.

2)	We can invest for the long-term in a balanced portfolio of relatively inexpensive stocks that we believe will survive the present challenges and eventually thrive. Rather than trying to guess the winds of the market, we can swallow some of our anxiety over the economy and seek to identify well-positioned and conservatively financed companies selling at attractive prices. These companies may continue to earn money in tough times and emerge stronger with less competition as the economy improves.

In choosing the second alternative, we are following Warren Buffett’s wise counsel to be greedy when others are fearful. In this regard, we would suggest that you read Warren Buffett’s editorial in the October 17, 2008 New York Times entitled “Buy American. I am.”

We appreciate the confidence that you have placed in us, particularly during these stressful times. Please note that we are not only managers of the Fund but are also meaningful shareholders as well. We remind you that we do not intend to do anything with your money that we would not do with our own.

Sincerely,

Hobart C. Buppert, II

Portfolio Manager

R. Hutchings Vernon

Portfolio Manager

Nina K. Yudell

Portfolio Manager

The “flexible value” strategy does not attempt to label a stock as value or growth because we believe that growth is an integral part of the value equation. We may invest in traditional value stocks as well as the stocks of companies with high growth rates. We look for common stocks that may be undervalued based on characteristics such as earnings, dividends, cash flow, or asset values. We consider other factors such as earnings growth, industry position, and the quality of management and management’s focus on creating shareholder value.

Brown Advisory Small-Cap Growth Fund

A Message to Our Shareholders

November 30, 2008

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	Securities of growth companies can be more sensitive to the company’s earning and more volatile than the market in general.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

During the six-month period ended November 30, 2008, the Brown Advisory Small-Cap Growth Fund (the “Fund”) produced a -44.04% (Institutional Shares) total return, trailing the performances of the Fund’s benchmark, the Russell 2000® Growth Index1, which posted a six-month total return of -39.80%, and the S&P 500 Index2, which posted a -35.20% total return. Despite low leverage across our portfolio holdings, a sizeable under-weight to credit sensitive-financials, and a number of relatively non-cyclical holdings, we witnessed the portfolio decline for the six months ended November 30, 2008. It would be an understatement to say that we are disappointed with our investment returns for this six-month period.

We are clearly living in an extraordinary and unpredictable market environment. Both policy makers and investors are grappling with the first economic crisis to occur in a brave new world of complex, interconnected global markets. Fear of the unknown currently pervades equity markets, causing volatility to skyrocket. Company fundamentals–the investing basics such as revenue growth, profit margins, returns on invested capital, and valuation versus expectations–have temporarily taken a back seat to systemic deleveraging, resulting in forced liquidation by hedge funds and investment bank proprietary desks.

Our focus remains centered on maintaining the discipline of our philosophy and the process we use to uncover the inefficiencies in the small-capitalization market. The bullish story for our strategy in the long-term is that the flight out of equities will certainly create greater inefficiency and more compelling fundamental opportunities. We continue to assess both absolute and relative value as we seek to concentrate the portfolio in the most impressive business models and value creation opportunities. We continue to jettison lower conviction names that are likely to feel lengthy impacts from the present credit freeze.

A detailed discussion of how we arrived in our dire economic and financial situation is beyond the scope of this letter. However, simply put, quasi-government entities (i.e. Fannie Mae and Freddie Mac), financial institutions, hedge funds, and consumers drowned themselves in cheap debt, ignoring the long-term risks and consequences of their actions. We are currently witnessing the full extent of the negative outcomes caused by excess financial leverage via a dramatic slowdown in global economic activity. However, what is past is not prologue. We cannot change history, but we can draw several common sense conclusions from the current crisis and shape our portfolio strategy.

We have undoubtedly entered a prolonged period of deleveraging and increased regulation. In order to shrink their balance sheets, financial institutions will be reluctant to lend. The result will be a decrease in the availability of credit.

[1]

The Russell 2000® Growth Index is an unmanaged index which measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values.

[2]

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Investors cannot invest directly in an index.

Brown Advisory Small-Cap Growth Fund

A Message to Our Shareholders, continued

November 30, 2008

The credit that remains available will certainly be more expensive and involve greater scrutiny. Consumers’ inability to access debt in conjunction with the negative wealth effect from the implosion in the housing and equity markets is surely going to lead to a retrenchment in consumer spending and an increase in savings. Lastly, as government participants attempt to assign blame for our current woes and enact policy responses to help minimize the impact on the overall economy, we will see heightened regulation of Wall Street banks, hedge funds, and other financial institutions. The net result is likely to be reduced consumer spending, particularly on discretionary goods, and lower multiples and returns on equity from the financial sector. Great discretion will be necessary when investing in these areas.

The extreme level of uncertainty caused by the “credit crisis” has sparked fear across financial markets. This has led to a dramatic increase in the equity risk premium, causing eye-popping sell-off in “risky” assets. As a result, we believe that “risk” is on sale and it is time to make selective purchases in order to enhance long-term returns. Our challenge is to analyze the markets and find signals through the current noise. For example, some small- and mid-capitalization stocks have experienced substantial pressure as hedge funds have been forced to reduce leverage and return capital to shareholders. We believe there are multiple opportunities where a severe bear case has been discounted in equity prices, leading us to invest a substantial portion of our cash on hand. Our goal is to at least double our newly invested money over the next 2-3 years; however, there can be no guarantee of success with any strategy.

We have analyzed the investment results of the past six months to determine if there is any information that could improve our investment process over the long-term. As you are aware, our investment strategy is centered on diversified security selection. Our goal is to possess the analytical bandwidth to successfully pinpoint the opportunities that exist across economic sectors. We then comb through various areas of the market to identify which individual securities can meet our long-term investment criteria and which represent a highly favorable risk/reward proposition. Going forward, we believe we can do a better job of ignoring situations where, despite in-depth due diligence and attractive valuation, the opaqueness of the situation prevents us from gaining the conviction needed to make an investment. Our team will be even more focused on one of our primary principles, which is to make mistakes only of omission, not commission.

Our portfolio holdings that were part of the very crowded global growth trade that has emerged over the past several years, particularly amongst hedge funds, represented the vast majority of our top 10 negative contributors. The trade was based upon the thesis that emerging or developing market growth would far outstrip domestic economic expansion. Based on that assumption, one should invest in these markets and/or their necessary inputs, primarily energy, commodities, and infrastructure. This was the “long” side of the trade. Conversely, these funds were “short” securities exposed to an over-extended and over-levered U.S. consumer, mainly in restaurants, retailers, housing, and financials. As the pervasiveness and confidence in this bet grew, many managers found themselves holding very similar portfolios. The current “credit crisis” has acted as an earthquake that has exposed the structural weakness and vulnerability of this consensus trade. Principally, in a complex and interconnected world, a decoupling of emerging market growth in the face of U.S. and European weakness was better theory than reality. Thus, despite our favorable long-term outlook for the majority of our under-performing holdings, the unwinding of the global growth trade hit several of our energy and industrial holdings such as Oceaneering International, Inc., Quanta Services, Inc., and ESCO Technologies, Inc. However, we do not blame hedge fund unwinding for these poor results. Instead, we blame ourselves. As a team, we should have had a better comprehension of the embedded expectations in these securities. That being said, we do feel that these companies have over-shot to the downside, and we have used the excessive weakness to increase selective positions methodically.

Brown Advisory Small-Cap Growth Fund

A Message to Our Shareholders, continued

November 30, 2008

On the positive side, the decline in the market has enabled us to establish positions in businesses we have long admired but considered too expensive to own. These include priceline.com, Inc., Citrix Systems, Inc., and Roper Industries, Inc. Each of these delivered meaningful positive contributions to performance in the period. The stocks performed well for a similar reason–the business valuation appeared excessively low compared with the high quality nature of the franchise and its long-term growth potential.

In the last six months, company fundamentals clearly took a back seat to a historically unprecedented financial meltdown. Given our strong bias to bottom-up investing, we will welcome the return of a market focused on long-term company drivers versus the impact of a global credit freeze.

The current collapse in the equity market is most likely the buying opportunity of a generation. It is important to put present events in a long-term historical context. In The Lessons of History by Will and Ariel Durant, they wrote the following passage:

If we put the problem further back, and ask what determines whether a challenge will or will not be met, the answer is that this depends upon the presence or absence of initiative and of creative individuals with clarity of mind and energy of will (which is almost a definition of genius), capable of effective responses to new situations (which is almost a definition of intelligence). If we ask what makes a creative individual, we are thrown back from history to psychology and biology–to the influence of environment and the gamble and secret of chromosomes. In any case, a challenge successfully met (as by the United States in 1917, 1933, and 1941), if it does not exhaust the victor (like England in 1945), raises the temper and level of a nation, and makes it able to meet further challenges.

It is our belief that with courageous and aggressive policy responses, sound leadership, and greater common sense on the part of institutions, investors, and consumers, the United States will meet its current challenges and emerge a healthier and more balanced nation better prepared for the future.

In response to the unprecedented volatility, we have mentally liquidated the portfolio to ensure we take an unbiased view of the dramatic changes taking place and assess the absolute opportunity set in front of us. We will do our best to assure that our capital is allocated to the best risk/reward opportunities and our highest conviction long-term business models. We have begun repositioning the portfolio to prepare for the time when our present day culture of fear becomes one of greed once again.

In addition, we have recently increased our personal investment in the strategy, as we believe it offers compelling long-term value. As always, we thank you for your trust and support, particularly during this difficult period in the markets, and we look forward to updating you with improved returns in the months and years to come.

Sincerely,

Christopher A. Berrier

Portfolio Manager

Timothy W. Hathaway, CFA

Portfolio Manager

Brown Advisory Small-Cap Value Fund

A Message To Our Shareholders

November 30, 2008

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

During the six-month period ended November 30, 2008, the Brown Advisory Small-Cap Value Fund (the “Fund”) produced a total return of -37.84% (Institutional Shares). During the same period, the Fund’s benchmark, the Russell 2000® Value Index1 (the “Index”) produced a total return of -32.86%.

For the six months ended November 30, 2008, stock prices declined significantly as a result of several factors, including the lack of credit, historically high credit spreads, large employment losses, real estate price deterioration, significant outflows from equities and the onset of a significant recession. Fortunately, a precipitous decline in oil prices coupled with aggressive actions by the Federal Reserve (the “Fed”) helped mitigate these factors. The Fed’s decision to dramatically reduce interest rates, inject unprecedented amounts of liquidity into the banking system, and provide other guarantees to stabilize the financial system coupled with hundreds of billions of dollars of fiscal stimulus should provide the basis for economic recovery in late 2009 or 2010.

Projections for negative economic growth and deflation through the first half of 2009 raise several key issues for equity investors. For one, they must consider how soon the extraordinary monetary and fiscal actions will begin to reverse the decline in economic activity as well as gauge how soon investors will feel compelled to increase their risk profile as short-term interest rates approach zero. Lower interest rates tend to stimulate economic growth and increase corporate profits, effectively making stocks more attractive relative to fixed-income instruments. Despite attractive valuations for the broad equity market indices based on lowered earnings estimates for 2009, it is certainly not clear whether these revised estimates adequately reflect the substantial challenges to corporate profitability over the next year.

The Fund’s return trailed the return of the Index for this six-month period. Lower weightings in the financial services and utilities sectors relative to the Index, as well as the Fund’s stock selection within financials, led to the under-performance. As it turned out, the stocks within these two sectors, on average, performed much better than the overall Index.

Within the financial services sector, the Fund’s investments returned -29.5% versus -25.5% for the Index. The primary reason was the absence of bank stocks in the Fund. Banks within the Index only declined 8.6% due to technical factors, including bans on short selling certain financial stocks and significant short covering by hedge funds. Within the Fund, two investments whose prospects are closely tied to the direction of the equity market, Affiliated Managers Group, Inc. and Investment Technology Group, Inc., were particularly weak. We continue to own both of these investments because we believe that the businesses are fundamentally sound and the valuations are attractive.

[1]

Russell 2000® Value Index is an unmanaged index which measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Brown Advisory Small-Cap Value Fund

A Message To Our Shareholders, continued

November 30, 2008

From an individual stock perspective, the Fund’s largest contributors to positive performance included Hilb Rogal and Hobbs, Cubic Corp., Hansen Natural Corp., Compass Minerals International, Inc., and Comstock Resources, Inc. The largest detractors from performance were Providence Service Corp., Convergys Corp., Affiliated Managers Group, Inc., Investment Technology Group, Inc., Carpenter Technology Corp., and Oceaneering International, Inc. Recent divestitures included Loral Space and Communications, Inc., Fair Isaac Corp., Cenveo, Inc., and Ligand Pharmaceuticals, Inc. We sold these stocks because we felt they no longer offered an acceptable return. The proceeds were reinvested in stocks that we believe offer more attractive returns going forward. New purchases in the period included Interactive Data Corp., J.M. Smucker Co., Watson Wyatt Worldwide, Inc., Teledyne Technologies, Inc., Hewitt Associates Corp., Willis Group Holdings Ltd., and Alberto Culver Co.

The Fund seeks long-term capital appreciation through investments in companies that are attractively priced based on the companies’ ability to generate cash flow beyond that required for normal operations and reinvestment in the business. In addition, we favor investments in undervalued stocks of companies with stable businesses run by highly motivated and competent management teams with discrete catalysts to potentially unlock the stock’s value. We believe this strategy is fundamentally sound and positions the Fund well in the current market environment.

Sincerely,

Eugene Fox, III

Portfolio Manager

Robert B. Kirkpatrick, CFA

Portfolio Manager

Amy K. Minella

Portfolio Manager

Brown Advisory Opportunity Fund

A Message To Our Shareholders

November 30, 2008

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

•

Concentration of the Fund in securities of a limited number of issues exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

During the six-month period ended November 30, 2008, the Brown Advisory Opportunity Fund (the “Fund”) produced a -47.95% total return (Institutional Shares), trailing the performance of the Russell 3000® Index1, the Fund’s benchmark, which posted a six-month total return of -36.55%. Our concentrated, higher-risk strategy, combined with unusually challenging market conditions, was responsible for the period’s poor performance, but we remain optimistic that performance will improve in the year ahead.

The investment environment has been exceedingly difficult as the U.S. and European economies have fallen into recession. Emerging markets continue weakening dramatically as well. As Bill Gross of PIMCO recently noted, it is hard to find a bull market anywhere. Sentiment is exceedingly low, and many prognosticators believe the U.S. recession will last well into 2009. It is our hope that government stimulus packages will jump-start the economy by the second half of the year.

We believe that indiscriminate selling in recent months has created some very real opportunities, and we are taking this opportunity to “upgrade” our portfolio by seeking companies with stronger business models compared to those we already own.

Within the financial sector, we sold American Express Co. (“Amex”), Affiliated Managers Group (“AMG”), Morgan Stanley, American International Group (“AIG”), Prudential Financial, Inc. (“Prudential”), and Citigroup, Inc. to buy MasterCard, Inc., Charles Schwab Corp. (“Schwab”), and Bank of New York Mellon Corp. (“BONY”). In light of the changing investment climate, we have concluded that transparent business models are preferable to those of AIG, Prudential, Morgan Stanley, and Citigroup, Inc., in which proprietary trading and investment portfolio risk are nearly impossible to quantify.

Rising credit card default rates and the worsening consumer spending environment make the prospects for Amex and the credit card industry dim. Conversely, the secular trend toward electronic card usage at the point of sale in place of cash and checks can benefit MasterCard, Inc. The company, which unlike Amex has no credit exposure, has a highly scalable business model and substantial room for margin expansion.

While we like the asset manager space, we sold AMG and bought Schwab and BONY. AMG’s exposure to hedge funds and emerging markets makes us fearful that the worst of their underlying managers’ performance may lie ahead. Schwab has a sound business model among asset managers through its broad broker distribution network. Furthermore, the company’s prospects are not directly tied to the market’s performance. BONY’s relative stability as a trust and custodian bank is also attractive as a business model. Finally, we sold BB&T Corp as its share price rallied, in the belief that its relatively conservative lending culture would insulate the company from downside risks that have plagued the industry.

[1]

The Russell 3000® Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. Investors cannot invest directly in an index.

Brown Advisory Opportunity Fund

A Message To Our Shareholders, continued

November 30, 2008

We upgraded the technology portion of the portfolio by replacing Power Integrations, Inc., Cogent Communications Group, Inc., and Synchronoss Technologies, Inc. (“Synchronoss”) with Apple, Inc., Citrix Systems, Inc. (“Citrix”), and Accenture, Ltd. We chose to own companies with large, well-established brands and reputations over companies with niche offerings in smaller, more competitive markets that could be squeezed in the recession. Apple, Inc., Citrix, and Accenture, Ltd. are all leaders in their respective markets, with global reach. Conversely, Power Integrations, Inc. and Synchronoss are much smaller companies with relatively limited growth prospects.

We used the same strategy within the energy and healthcare sectors of the portfolio. In energy, we added FMC Technologies, Inc. (“FMC”) and sold Flotek Industries, Inc. and ION Geophysical Corp. By buying FMC, we added a larger, more global energy services company whose end market, we believe, will perform relatively better during a period of lower commodity prices. In healthcare, we sold Insulet Corp. and Cepheid, two emerging companies with cutting-edge technologies in drug delivery and rapid genetic testing to buy IDEXX Laboratories, Inc. and Waters Corp. While the long-term prospects for Insulet and Cepheid remain favorable, we chose to trade into better-established companies that have leadership positions in their respective markets. Also, within the healthcare sector, we sold Intuitive Surgical, Inc. as the stock reached our price target.

In materials, we sold Cameco Corp. in the belief that the credit crisis and the economic downturn will prolong the building of nuclear power plants in the U.S. effectively depressing uranium prices, the critical factor behind Cameco Corp.’s medium-term growth prospects. We added Rockwood Holdings, Inc., a diversified specialty chemicals company. Rockwood Holdings, Inc. has leading positions in lithium and specialty ceramics, which are high-margin businesses with favorable growth trends in the technology and healthcare markets.

In industrials, we sold General Electric Co. (“GE”) and Oshkosh Corp. (“Oshkosh”) to buy Roper Industries, Inc. (“Roper”). While we like the industrial businesses of both GE and Oshkosh, we sought to avoid Oshkosh’s over-leveraged balance sheet and GE’s capital division in favor of Roper’s cash flow strength. Roper will most likely use its strong balance sheet aggressively in the coming year for acquisitions. Consequently, the company should emerge stronger coming out of the downturn.

Finally, we started to add a few positions in the consumer discretionary sector, purchasing Best Buy Co., Inc., Expedia, Inc. and Lumber Liquidators, Inc. with the view that investor sentiment is so undeniably negative that attractive valuations have emerged. All three companies have leading positions within their respective markets and strong balance sheets. We believe that all three companies will be able to take share from weaker competitors going forward.

The market downturn has left no economic sector unscathed. All sectors turned in negative results during the period. Even the healthcare sector, commonly thought to weather economic downturns better than most others, was down over 38% for the period. For the Fund specifically, poor stock selection in energy, healthcare, and materials led to the majority of the under-performance. The top five negative contributors included MEMC Electronic Materials, Inc., General Cable Corp., Rockwood Holdings, Inc., Prudential, and Amphenol Corp. These stocks were all down over 50% during the period. Conversely, Citrix, Accenture, Ltd., Schwab, BONY, and Lumber Liquidators, Inc. were positive contributors. Poor stock selection was far more costly to performance than sector allocation.

Despite the near-term uncertainty and the recessionary economic backdrop, we believe that our fundamental research process coupled with the strategy of identifying secular investment trends should drive strong performance over the long-term.

Sincerely,

David B. Powell, CFA

Portfolio Manager

Brown Advisory Core International Fund

A Message To Our Shareholders

November 30, 2008

Investment Concerns:

•

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

•	International investing involves increased risk and volatility.

•	The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.

•	Securities of growth companies can be more sensitive to the company’s earning and more volatile than the market in general.

•	Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

For the six-month period ended November 30, 2008, the Brown Advisory Core International Fund (the “Fund”) returned -49.07% compared to the -44.92% total return of the Fund’s benchmark, the MSCI EAFE Index1. During this six-month period, there were two data points worth noting that may establish polar ends of an extreme spectrum of returns during the period. First, the month of May was the last month that the markets experienced a positive return, as the ensuing stretch witnessed a wholesale sell-off that will most likely be logged in the history books. The second data point, on a more hopeful side, is that November 20, 2008, may have marked the bottom of the sell-off since the tone of the markets and their extreme volatility seem to have gathered some positive momentum thereafter.

During this short period, several waves of selling pressure from both mutual funds and hedge funds, as they tried to meet investor withdrawals and deleveraged, pushed stock prices to precipitous lows. As a sign of the extreme use of leverage and speculation, oil prices, skyrocketed to $147 per barrel during July only to fall back to $54 by the end of November. Market values in Europe and Asia, ex-Japan, were hit the hardest as the reality of a global economic slowdown became clear. Even markets that did not lag, like Japan, were subject to perverse valuations at the security level, where companies with stronger earnings potential were pushed aside for companies with expensive price to earnings ratio (“P/E”)2 and lower earnings trajectory.

In fact, Japan was the reason for a significant amount of the Funds performance lag relative to the MSCI EAFE Index over this period. Specifically, the financial and industrial sectors were a disappointment where there was a notable disconnect between stock price behavior and a company’s fundamentals. A handful of names including Mazda Motor Corp. and Makita Corp. were exposed to slower global growth. Mitsubishi Corp. was negatively impacted by dramatically lower commodity prices after being a high flier over the past year.

In addition, Kenedix, Inc., a real estate management firm in Japan, and thought to be a safe haven for investors avoiding the banking sector, was assessed a heavy discount due to potential risk from the lack of available liquidity in the credit markets. Telecommunication services and health care were some of the better performing sectors but still posted negative returns of 20% to 30% respectively. There were still areas where security selection had a positive impact, but the exposure was not enough to over come some of the frantic selling during this short six-month period.

Interestingly, we believe that earnings per share3 (“EPS”) growth for 2008, excluding financials, are still positive on a global basis. Half of all sectors are expected to see a rise year-over-year by the close of 2008. Estimates for EPS globally

[1]

The Morgan Stanley Capital Index, Europe, Australia and the Far East Index is an unmanaged index designed to measure the performance of the developed stock markets of Europe, Australia and the Far East. Investors cannot invest directly in an index.

[2]	Price to earnings ratio is the value of a company’s stock price relative to company earnings.

[3]	Earnings per share the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.

Brown Advisory Core International Fund

A Message To Our Shareholders, continued

November 30, 2008

for 2009 are a little more sobering, with non-financial forecasts at only -5%. This consensus is largely driven by an abrupt change in the materials sector due to the dramatic fall-off in commodity prices.

This scenario would all appear to be a major headwind for equity returns, but how much news has already been discounted in the recent market rout remains the key question. Our specific focus is on the early identification of stocks that are undervalued relative to their earnings potential. Regardless of the direction of earnings expectations, each sector will have its winners and losers. We believe that our investment discipline and focus on security selection should provide a portfolio of attractive stocks that may out-perform its peers notwithstanding continued volatility as we enter 2009.

Sincerely,

Remi J. Brown, CFA

Managing Director, International Equity

Brown Advisory Maryland Bond Fund

A Message To Our Shareholders

November 30, 2008

Investment Concerns:

•

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally, bond prices fall when interest rates rise, and vice versa. This effect is usually more pronounced for longer-term securities.

•	The geographical concentration of portfolio holdings in this fund may involve increased risk.

•	The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

•	Concentration in a limited number of issuers exposes the Fund to greater market risk then if its assets were diversified among a greater number of issuers.

We are pleased to report on the progress of the Brown Advisory Maryland Bond Fund (the “Fund”) for the six-month period ended November 30, 2008. For the period under review, the Fund produced a total return of -0.61% (Institutional Shares) versus 0.64% for the Fund’s benchmark, the Barclays Capital 1-10 Year Blended Municipal Bond Index1 (formerly Lehman Brothers 1-10 Year Blended Municipal Bond Index).

The past six-month period is one for the record books, with unprecedented volatility in all markets amid moves to unwind the massive leverage in the financial system. As asset values fell and funding became scarce, investment firms were either absorbed (Bear Stearns), failed (Lehman Brothers), or changed their charters into national banks (Goldman Sachs, Morgan Stanley). Fannie Mae and Freddie Mac were placed into conservatorship by the U.S. government, AIG was loaned $85 billion to avoid collapse, and investors fled to the safety of short-term Treasuries, eventually driving T-Bill rates to zero.

The Troubled Assets Relief Program has had mixed reviews, particularly after Secretary Paulsen switched strategies from buying low quality and illiquid assets to infusing capital into banks. Many now worry that banks are not using this cash to extend additional credit, but simply to shore up balance sheets. However, some of the Federal Reserve and FDIC programs have had the effect of calming credit markets, particularly for commercial paper and other short-term markets. Other countries, too, are dipping into coffers to attempt to stem the tide of financial stress.

We have officially been in recession in the U.S. for over a year. The prospects of emerging from it soon remain dim. The financial crisis has severely limited consumers’ and corporations’ access to borrowing. Consequently, spending has suffered. Home sales continue to be weak, despite declining prices. The unemployment rate has risen to 6.7% and consumer prices have fallen since August. High quality fixed income assets have been a natural beneficiary of these events.

As was experienced during the early part of the year, the municipal market was once again challenged by liquidity constraints created by arbitrage, in the form of tender option bond programs. The flight from money market funds in the aftermath of a major fund “breaking the buck” in addition to the fears of counterparty liquidity put pressure on short-term tax-exempt rates. These events are pushing arbitrage programs into the position of having to liquidate longer-term assets as de-leveraging efforts continued. Longer-term, high quality assets bore the brunt of the de-leveraging process once again; driving nominal tax-exempt yields to levels in the range of 105 to 130% of nominal treasury yields. The headwinds that faced the municipal market

[1]

The Barclays Capital 1-10 Year Blended Municipal Bond Index (formerly Lehman Brothers 1-10 Year Blended Municipal Bond Index) is an unmanaged market index of high quality, domestic fixed income securities with maturities of less than 10 years. Investors cannot invest directly in an index.

Brown Advisory Maryland Bond Fund

A Message To Our Shareholders, continued

November 30, 2008

(declining property, income and sales tax receipts) have been magnified as prospects for a recession have increased. Municipalities may be faced with some of the toughest decisions in recent history when responding to burgeoning budgets shortfalls. Severe spending cuts and/or tax increases will be the choices left for legislatures to negotiate. Neither bode well for the overall economy. We will continue to look for opportunities to take advantage of the higher yields in the tax-exempt market and to remain diligently quality conscious.

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland state income taxes without undue risk. The intention of the Fund is to maintain an average weighted maturity between four and ten years, thus seeking to limit the risk of principal losses due to interest rate fluctuations. The Fund is classified as a non-diversified Fund, which means that it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may represent over 5% of assets. As of November 30, 2008, approximately 58% of the Fund was invested in issues representing less than 5% of the Fund’s total assets. The top five holdings represent approximately 34% of Fund assets and the overall credit quality is AA. The top five largest holdings in the Fund as of November 30, 2008 were Maryland Department of Transportation (8%), State of Maryland (7%), Montgomery County, Maryland (7%), University of Maryland (6%), and Baltimore County, Maryland (6%).

During the previous six months, the Fund received moderate cash inflows of approximately $6mm, which occurred predominately in October and November. A combination of maturities, called issues and additional sales of shorter maturity bonds provided funds to meet withdrawals. Purchases of approximately $16mm bonds were made predominately within the 3 to 13 year portion of the yield curve. Our focus on the intermediate part of the yield curve and our concentration on general obligation and essential service bonds helped mitigate the volatility experienced during the fall; however, high-quality states, like Maryland, were harder hit by the de-leveraging process as they provided more liquidity.

Sincerely,

Monica M. Hausner

Portfolio Manager

Brown Advisory Intermediate Income Fund

A Message To Our Shareholders

November 30, 2008

Investment Concerns:

•

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally, bond prices fall when interest rates rise, and vice versa. This effect is usually more pronounced for longer-term securities.

•	The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

For the six-month period ended November 30 2008, the Brown Advisory Intermediate Income Fund’s (the “Fund”) posted a total return of 0.35% (Institutional Shares) slightly lagging that of the Fund’s primary benchmark, the Barclays Capital Intermediate U.S. Aggregate Bond Index1 (formerly Lehman Brothers Intermediate U.S. Aggregate Bond Index) at 0.44%, and the return for the Barclays Capital Intermediate U.S. Government/Credit Index2 (formerly Lehman Brothers Intermediate U.S. Government/Credit Index) at 0.65%.

This past six-month period is one for the record books, with unprecedented volatility in all markets amid moves to unwind the massive leverage in the financial system. As asset values fell and funding became scarce, investment firms were either absorbed (Bear Stearns), failed (Lehman), or changed their charters into national banks (Goldman Sachs, Morgan Stanley). Fannie Mae and Freddie Mac were placed into conservatorship by the U.S. government, AIG was loaned $85 Billion to avoid collapse, and investors fled to the safety of short Treasuries, eventually driving T-Bill rates to zero.

The Troubled Assets Relief Program has had mixed reviews, particularly after Secretary Paulsen switched strategies from buying low quality and illiquid assets to infusing capital into banks. Many now worry that banks are not using this cash to extend additional credit, but simply to shore up balance sheets. However, some of the Federal Reserve and FDIC programs have had the effect of calming credit markets, particularly for commercial paper and other short-term securities. Other countries, too, are dipping into coffers to attempt to stem the tide of financial stress.

We have officially been in recession in the U.S. for over a year. Prospects of emerging from it soon remain dim. The financial crisis has limited consumers’ and corporations’ access to borrowing. Consequently, spending has suffered. Home sales continue to be weak, despite declining prices. The unemployment rate has risen to 6.7%, and consumer prices have fallen since August. High-quality fixed income assets have been a natural beneficiary of these events.

The Fund’s performance leaders for the six-month period were its high quality, liquid holdings of Treasuries, U.S. Agencies, and federally guaranteed mortgage-backed securities. Treasury Inflation Protected Securities (which had

[1]

The Barclays Capital Intermediate U.S. Aggregate Bond Index (formerly Lehman Brothers Intermediate U.S. Aggregate Bond Index) is an unmanaged index which represents domestic taxable investment grade bonds with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities and durations in the intermediate range. This index represents a sector of the Lehman Brothers U.S. Aggregate Index.

[2]

The Barclays Capital Intermediate Government/Credit Bond Index (formerly Lehman Brothers Intermediate Government/Credit Bond Index) is an unmanaged index which represents intermediate and long-term government and investment grade corporate debt securities having maturities of greater than one year.

Investors cannot invest directly in an index.

Brown Advisory Intermediate Income Fund

A Message To Our Shareholders, continued

November 30, 2008

benefited from rising consumer inflation in prior periods, were shunned by investors as deflationary concerns emerged. We were holders of Lehman Brothers bonds when surprisingly that firm was allowed to fail. These along with other corporate bonds were among the Fund’s worst performers. However, because of their poor performance, corporate bonds may now exhibit the best risk/reward profile among taxable bonds, in our view, and we have begun to add to positions in that sector.

The Fund continues to seek to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Sincerely,

Paul D. Corbin

Portfolio Manager

Brown Advisory Growth Equity Fund

Schedule of Investments

November 30, 2008

Shares	Security Description	Value $
Common Stock — 96.8%
Consumer Discretionary — 7.6%
163,510	Comcast Corp., Special Class A	2,742,063
62,145	PetSmart, Inc.	1,090,645

		3,832,708

Consumer Staples — 8.0%
57,360	Coach, Inc.(a)	1,026,744
34,820	PepsiCo, Inc.	1,974,294
42,495	Walgreen Co.	1,051,326

		4,052,364

Diversified Financials — 6.1%
49,395	Bank of New York Mellon Corp.	1,492,223
85,445	Charles Schwab Corp.	1,566,207

		3,058,430

Energy — 8.6%
34,665	FMC Technologies, Inc.(a)	952,247
44,415	Schlumberger, Ltd.	2,253,617
27,925	Ultra Petroleum Corp.(a)	1,134,593

		4,340,457

Financials — 3.0%
10,285	MasterCard, Inc., Class A	1,494,411

Health Care — 23.3%
29,605	Allergan, Inc.	1,115,516
32,210	DaVita, Inc.(a)	1,618,553
24,350	Genentech, Inc.(a)	1,865,210
33,235	IDEXX Laboratories, Inc.(a)	1,027,294
6,815	Intuitive Surgical, Inc.(a)	903,192
38,725	Medtronic, Inc.	1,181,887
51,120	Millipore Corp.(a)	2,589,739
38,075	Stryker Corp.	1,481,879

		11,783,270

Industrials — 8.8%
37,805	Ametek, Inc.	1,320,529
27,855	Danaher Corp.	1,549,852
35,011	Roper Industries, Inc.	1,602,453

		4,472,834

Information Technology — 13.2%
132,515	Cisco Systems, Inc.(a)	2,191,798
39,075	Micros Systems, Inc.(a)	650,599
49,300	Microsoft Corp.	996,846
95,585	Parametric Technology Corp.(a)	1,104,962
85,255	Trimble Navigation, Ltd.(a)	1,735,792

		6,679,997

Shares	Security Description	Value $
Software & Services — 12.1%
65,465	Accenture, Ltd., Class A	2,028,106
79,795	Citrix Systems, Inc.(a)	2,127,334
51,405	Cognizant Technology Solutions Corp., Class A(a)	986,976
51,045	Electronic Arts, Inc.(a)	972,918

		6,115,334

Technology Hardware & Equipment — 6.1%
16,965	Apple, Inc.(a)	1,572,147
112,460	NetApp, Inc.(a)	1,518,210

		3,090,357

Total Common Stock (Cost $60,352,536)		48,920,162

Short Term Investment — 3.1%
Money Market Fund — 3.1%
1,551,803	Investors Cash Trust - Treasury Portfolio, 0.34%(b) (Cost $1,551,803)	1,551,803

Total Investments — 99.9% (Cost $61,904,339)*		50,471,965
Other Assets and Liabilities, Net — 0.1%		72,897

NET ASSETS — 100.0%		$50,544,862

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day net yield of the Fund as of November 30, 2008.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$418,631
Gross Unrealized Depreciation	(11,851,005)

Net Unrealized Depreciation	$(11,432,374)

PORTFOLIO HOLDINGS

% of Net Assets

Consumer Discretionary	7.6%
Consumer Staples	8.0%
Diversified Financials	6.1%
Energy	8.6%
Financials	3.0%
Health Care	23.3%
Industrials	8.8%
Information Technology	13.2%
Software & Services	12.1%
Technology Hardware & Equipment	6.1%
Money Market Fund	3.1%
Other Assets and Liabilities	0.1%

100.0%

See Notes to Financial Statements.

Brown Advisory Value Equity Fund

Schedule of Investments

November 30, 2008

Shares	Security Description	Value $
Common Stock — 96.7%
Banks — 6.8%
200,055	Bank of America Corp.	3,250,894
61,915	BB&T Corp.	1,855,592
55,426	Capital One Financial Corp.	1,907,209
26,125	M&T Bank Corp.	1,678,531

		8,692,226

Basic Materials — 3.3%
165,290	EI Du Pont de Nemours & Co.	4,142,167

Consumer Discretionary — 2.5%
182,110	Staples, Inc.	3,161,430

Consumer Staples — 11.9%
20,760	Clorox Co.	1,228,162
92,840	Diageo PLC ADR	5,233,391
37,645	Procter & Gamble Co.	2,422,456
177,085	Unilever NV	4,138,476
81,095	Walgreen Co.	2,006,290

		15,028,775

Diversified Financials — 8.6%
132,620	American Express Co.	3,091,372
141,050	Bank of New York Mellon Corp.	4,261,120
59,390	Franklin Resources, Inc.	3,607,943

		10,960,435

Energy — 8.4%
220,670	BJ Services Co.	2,645,833
32,065	Chevron Corp.	2,533,456
57,715	ConocoPhillips	3,031,192
264,240	Talisman Energy, Inc.	2,446,862

		10,657,343

Health Care — 11.9%
83,475	Johnson & Johnson	4,889,966
299,945	Merck & Co., Inc.	8,014,530
52,202	Waters Corp.(a)	2,152,288

		15,056,784

Industrials — 17.4%
51,625	3M Co.	3,455,261
182,775	Dover Corp.	5,452,178
60,525	Eaton Corp.	2,804,729
280,310	General Electric Co.	4,812,923
160,620	Illinois Tool Works, Inc.	5,480,354

		22,005,445

Information Technology — 19.8%
151,760	Cisco Systems, Inc.(a)	2,510,110
251,740	Dell, Inc.(a)	2,811,936
262,453	Intel Corp.	3,621,852
191,500	Microsoft Corp.	3,872,130
189,250	Molex, Inc.	2,573,800
292,050	Nokia OYJ ADR	4,138,349

Shares	Security Description	Value $
Information Technology — Continued
211,936	Parametric Technology Corp.(a)	2,449,980
264,373	Seagate Technology	1,113,010
162,470	Symantec Corp.(a)	1,954,514

		25,045,681

Insurance — 3.9%
179,970	Lincoln National Corp.	2,470,988
112,985	Prudential Financial, Inc.	2,451,775

		4,922,763

Telecommunications — 2.2%
87,485	Verizon Communications, Inc.	2,856,385

Total Common Stock (Cost $163,425,395)		122,529,434

Short Term Investment — 3.3%
Money Market Fund — 3.3%
4,163,902	Investors Cash Trust - Treasury Portfolio, 0.34%(b) (Cost $4,163,902)	4,163,902

Total Investments — 100.0% (Cost $167,589,297)*		126,693,336
Other Assets and Liabilities, Net — 0.0%(c)		(6,285)

NET ASSETS — 100.0%		$126,687,051

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day net yield of the Fund as of November 30, 2008.
(c)	Less than 0.05%.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$2,670,388
Gross Unrealized Depreciation	(43,566,349)

Net Unrealized Depreciation	$(40,895,961)

ADR	American Depositary Receipt
PLC	Public Limited Company

PORTFOLIO HOLDINGS

% of Net Assets

Banks	6.8%
Basic Materials	3.3%
Consumer Discretionary	2.5%
Consumer Staples	11.9%
Diversified Financials	8.6%
Energy	8.4%
Health Care	11.9%
Industrials	17.4%
Information Technology	19.8%
Insurance	3.9%
Telecommunications	2.2%
Money Market Fund	3.3%
Other Assets and Liabilities	0.0%	(c)

	100.0%

See Notes to Financial Statements.

Brown Advisory Flexible Value Fund

Schedule of Investments

November 30, 2008

Shares	Security Description	Value $
Common Stock — 94.5%
Consumer Discretionary — 16.2%
18,750	American Eagle Outfitters, Inc.	180,000
5,300	AutoNation, Inc.(a)	45,262
14,000	Carmax, Inc.(a)	106,540
23,350	Comcast Corp., Class A	404,889
17,800	Lowe’s Cos., Inc.	367,748
11,400	Scripps Networks Interactive, Inc., Class A	316,806
16,000	Staples, Inc.	277,760
9,300	TJX Cos., Inc.	212,226
14,000	WABCO Holdings, Inc.	208,040
19,700	Walt Disney Co.	443,644

		2,562,915

Consumer Staples — 6.0%
6,400	Costco Wholesale Corp.	329,408
13,600	Kraft Foods, Inc.	370,056
4,500	PepsiCo, Inc.	255,150

		954,614

Energy — 13.5%
2,500	Devon Energy Corp.	180,850
7,200	Exxon Mobil Corp.	577,080
3,200	Forest Oil Corp.(a)	55,840
14,365	Kinder Morgan Management, LLC(a)	592,556
36,500	Magellan Midstream Holdings, LP	503,700
4,300	Occidental Petroleum Corp.	232,802

		2,142,828

Financials — 21.0%
11,800	American Express Co.	275,058
17,200	Bank of New York Mellon Corp.	519,612
225	Berkshire Hathaway, Inc., Class B(a)	787,275
6,500	First American Corp.	156,130
4,500	Franklin Resources, Inc.	273,375
2,800	M&T Bank Corp.	179,900
6,000	Moody’s Corp.	130,260
9,400	Paychex, Inc.	265,644
9,700	Prudential Financial, Inc.	210,490
5,183	T Rowe Price Group, Inc.	177,310
12,000	Wells Fargo & Co.	346,680

		3,321,734

Health Care — 7.2%
16,000	Coventry Health Care, Inc.(a)	199,520
2,100	Johnson & Johnson	123,018
11,800	Merck & Co., Inc.	315,296
14,000	WellPoint, Inc.(a)	498,400

		1,136,234

Shares	Security Description	Value $
Industrials — 12.3%
5,900	Burlington Northern Santa Fe Corp.	451,999
10,000	Canadian National Railway Co.	352,200
4,000	Danaher Corp.	222,560
23,000	Flextronics International, Ltd.(a)	53,820
19,300	General Electric Co.	331,381
7,800	Ryanair Holdings PLC, ADR(a)	204,828
6,800	United Technologies Corp.	330,004

		1,946,792

Information Technology — 11.1%
10,000	Hewlett-Packard Co.	352,800
2,400	IBM Corp.	195,840
5,000	Mastercard, Inc., Class A	726,500
8,000	Microsoft Corp.	161,760
7,100	Redecard SA, GDR(b)	167,026
3,000	Visa, Inc., Class A	157,680

		1,761,606

Telecommunications — 7.2%
9,900	America Movil SAB de CV, ADR	297,000
450	Google, Inc., Class A(a)	131,832
5,000	Millicom International Cellular SA	191,650
10,400	NII Holdings, Inc.(a)	202,176
20,000	SBA Communications Corp., Class A(a)	315,800

		1,138,458

Total Common Stock (Cost $21,522,079)		14,965,181

Short Term Investment — 5.3%
Money Market Fund — 5.3%
836,293	Investors Cash Trust - Treasury Portfolio, 0.34%(c) (Cost $836,293)	836,293

Total Investments — 99.8% (Cost $22,358,372)		15,801,474
Other Assets and Liabilities, Net — 0.2%		24,953

NET ASSETS — 100.0%		$15,826,427

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At November 30, 2008, the value of these securities amounted to $167,026 or 1.1% of net assets.
(c)	The rate quoted is the annualized seven-day net yield of the Fund as of November 30, 2008.

LP	Limited Partnership
PLC	Public Limited Company
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Notes to Financial Statements.

Brown Advisory Flexible Value Fund

Schedule of Investments

November 30, 2008

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$51,716
Gross Unrealized Depreciation	(6,608,614)

Net Unrealized Depreciation	$(6,556,898)

PORTFOLIO HOLDINGS

% of Net Assets

Consumer Discretionary	16.2%
Consumer Staples	6.0%
Energy	13.5%
Financials	21.0%
Health Care	7.2%
Industrials	12.3%
Information Technology	11.1%
Telecommunication Services	7.2%
Money Market Fund	5.3%
Other Assets and Liabilities	0.2%

100.0%

See Notes to Financial Statements.

Brown Advisory Small-Cap Growth Fund

Schedule of Investments

November 30, 2008

Shares	Security Description	Value $
Common Stock — 96.0%
Consumer Discretionary — 13.4%
Diversified Consumer Services — 5.3%
61,284	American Public Education, Inc.(a)	2,424,395
70,000	K12, Inc.(a)	1,277,500
167,254	Liquidity Services, Inc.(a)	1,230,990

		4,932,885

Hotels, Restaurants & Leisure — 4.4%
127,645	Orient-Express Hotels, Ltd., Class A	874,368
26,500	Panera Bread Co., Class A(a)	1,177,660
83,000	WMS Industries, Inc.(a)	2,045,950

		4,097,978

Household Durables — 3.7%
117,500	Harman International Industries, Inc.	1,768,375
130,500	Interline Brands, Inc.(a)	1,205,820
53,000	Lumber Liquidators, Inc.(a)	502,440

		3,476,635

		12,507,498

Energy — 5.9%
Energy Equipment & Services — 5.9%
290,000	Complete Production Services, Inc.(a)	2,375,100
82,000	Forest Oil Corp.(a)	1,430,900
65,135	Oceaneering International, Inc.(a)	1,681,786

		5,487,786

Entertainment — 2.6%
295,450	National CineMedia, Inc.	2,404,963

Financials — 0.6%
Diversified Financial Services — 0.6%
46,252	Cohen & Steers, Inc.	529,123

Health Care — 20.8%
Biotechnology — 3.5%
158,405	Array BioPharma, Inc.(a)	598,771
72,500	Illumina, Inc.(a)	1,595,725
74,000	Seattle Genetics, Inc.(a)	640,840
149,952	ZymoGenetics, Inc.(a)	406,370

		3,241,706

Health Care Equipment & Supplies — 12.0%
33,800	Covance, Inc.(a)	1,320,904
185,000	Eclipsys Corp.(a)	2,427,200
50,500	Gen-Probe, Inc.(a)	1,860,925
82,700	Hansen Medical, Inc.(a)	760,013
54,000	IDEXX Laboratories, Inc.(a)	1,669,140
16,000	Luminex Corp.(a)	352,160
39,000	Masimo Corp.(a)	1,064,310

Shares	Security Description	Value $
Health Care — Continued
36,500	NuVasive, Inc.(a)	1,257,425
8,000	TECHNE Corp.	496,080

		11,208,157

Health Care Providers & Services — 2.7%
72,000	Henry Schein, Inc.(a)	2,572,560

Life Sciences Tools & Services — 2.6%
48,000	Millipore Corp.(a)	2,431,680

		19,454,103

Industrials — 16.9%
Aerospace & Defense — 4.0%
189,500	Argon ST, Inc.(a)	3,712,305

Commercial Services & Supplies — 6.2%
98,500	ESCO Technologies, Inc.(a)	3,012,130
18,000	Fastenal Co.	693,180
46,000	Roper Industries, Inc.	2,105,420

		5,810,730

Construction & Engineering — 4.3%
246,500	Quanta Services, Inc.(a)	4,008,090

Machinery — 2.4%
99,000	IDEX Corp.	2,277,000

		15,808,125

Information Technology — 24.4%
Electronic Equipment & Instruments — 4.4%
28,000	Flir Systems, Inc.(a)	868,560
158,905	Trimble Navigation, Ltd.(a)	3,235,305

		4,103,865

Internet Software & Services — 6.1%
666,707	Orbitz Worldwide, Inc.(a)	1,620,098
164,000	Parametric Technology Corp.(a)	1,895,840
31,325	priceline.com, Inc.(a)	2,161,425

		5,677,363

IT Services — 4.7%
75,500	Global Payments, Inc.	2,730,835
117,500	Total System Services, Inc.	1,676,725

		4,407,560

Semiconductors & Semiconductor Equipment — 0.9%
114,000	Volterra Semiconductor Corp.(a)	852,720

Software — 8.3%
180,500	Double-Take Software, Inc.(a)	1,424,145
75,000	FactSet Research Systems, Inc.	3,000,000
54,000	Micros Systems, Inc.(a)	899,100

See Notes to Financial Statements.

Brown Advisory Small-Cap Growth Fund

Schedule of Investments

November 30, 2008

Shares/ Face Amount $	Security Description	Value $
Common Stock — Continued
Information Technology — Continued
225,114	Synchronoss Technologies, Inc.(a)	1,580,300
219,122	Unica Corp.(a)	852,385

		7,755,930

		22,797,438

Materials — 2.7%
Diversified Chemical Manufacturing — 2.7%
84,840	Metabolix, Inc.(a)	593,032
214,690	Rockwood Holdings, Inc.(a)	1,919,328

		2,512,360

Software & Services — 3.5%
Internet Software & Services — 3.5%
124,000	Citrix Systems, Inc.(a)	3,305,840

Telecommunications — 2.7%
Wireless Telecommunication Services — 2.7%
161,500	SBA Communications Corp., Class A(a)	2,550,085

Transportation — 2.5%
Air Freight & Logistics — 2.5%
217,000	UTi Worldwide, Inc.	2,326,240

Total Common Stock (Cost $122,985,083)		89,683,561

Private Placements — 0.2%
2,400	Montagu Newhall Global Partners IV, LP - B (Cost $240,000)(a)(b)(c)(d)	224,448

U.S. Treasury Obligations — 1.9%
1,765,000	U.S. Treasury Bill, 1.05%(f)(g), 1/8/09 (Cost $1,763,044)	1,764,963

Short Term Investment — 0.5%
Money Market Fund — 0.5%
460,963	Investors Cash Trust - Treasury Portfolio, 0.34%(e) (Cost $460,963)	460,963

Total Investments — 98.6% (Cost $125,449,090)*		92,133,935
Other Assets and Liabilities, Net — 1.4%		1,343,823

NET ASSETS — 100.0%		$93,477,758

(a)	Non-income producing security.
(b)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At November 30, 2008 the value of these securities amounted to $224,448, or 0.2% of net assets.
(c)	Illiquid security.
(d)	This security was purchased with a full investment commitment of $2 million, with an initial 1% capital contribution.
(e)	The rate quoted is the annualized seven-day net yield of the Fund as of November 30, 2008.
(f)	Rate represents the effective yield at purchase.
(g)	All or a portion of this security was held as collateral for private placement securities.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$3,082,362
Gross Unrealized Depreciation	(36,397,517)

Net Unrealized Depreciation	$(33,315,155)

LP	Limited Partnership

PORTFOLIO HOLDINGS

% of Net Assets

Consumer Discretionary	13.4%
Energy	5.9%
Entertainment	2.6%
Financials	0.6%
Health Care	20.8%
Industrials	16.9%
Information Technology	24.4%
Materials	2.7%
Software & Services	3.5%
Telecommunications	2.7%
Transportation	2.5%
Private Placements	0.2%
Money Market Fund	0.5%
U.S. Treasury Obligations	1.9%
Other Assets and Liabilities	1.4%

100.0%

See Notes to Financial Statements.

Brown Advisory Small-Cap Value Fund

Schedule of Investments

November 30, 2008

Shares	Security Description	Value $
Common Stock — 96.9%
Basic Materials — 6.4%
134,500	Aceto Corp.	1,188,980
45,900	Allegheny Technologies, Inc.	1,053,405
12,200	Compass Minerals International, Inc.	683,078
57,900	HB Fuller Co.	1,027,146

		3,952,609

Capital Goods — 4.0%
104,100	Kaman Corp.	2,452,596

Commercial Services & Supplies — 24.5%
27,400	Broadridge Financial Solutions, Inc.	312,360
246,392	CBIZ, Inc.(a)	1,978,528
47,500	Chemed Corp.	1,936,100
61,974	Electro Rent Corp.	683,573
274,000	Global Cash Access Holdings, Inc.(a)	846,660
63,000	Hewitt Associates, Inc., Class A(a)	1,800,540
276,200	infoGROUP, Inc.	1,085,466
73,300	Interactive Data Corp.	1,697,628
9,400	John Wiley & Sons, Inc., Class A	338,024
158,500	Providence Service Corp.(a)	259,940
19,500	R.R. Donnelley & Sons Co.	248,820
59,700	Silgan Holdings, Inc.	2,700,828
33,400	Watson Wyatt Worldwide, Inc., Class A	1,346,688

		15,235,155

Consumer Discretionary — 0.9%
72,968	Liquidity Services, Inc.(a)	537,045

Consumer Staples — 6.3%
32,700	Alberto-Culver Co.	702,069
7,900	B&G Foods, Inc.	81,607
98,000	B&G Foods, Inc., Class A	527,240
25,400	Hansen Natural Corp.(a)	755,650
40,400	J.M. Smucker Co.	1,832,948

		3,899,514

Energy — 2.3%
30,500	FMC Technologies, Inc.(a)	837,835
19,950	Plains Exploration & Production Co.(a)	461,843
39,765	Venoco, Inc.(a)	132,815

		1,432,493

Financials — 12.3%
62,540	Affiliated Managers Group, Inc.(a)	1,751,120
74,600	Arthur J. Gallagher & Co.	1,850,080
17,000	Equifax, Inc.	432,650
4,000	First City Liquidating Trust Loans Assets Corp.(a)(b)(c)	0
50,900	NASDAQ OMX Group, Inc.(a)	1,094,350

Shares	Security Description	Value $
Financials — Continued
123,800	Nelnet, Inc., Class A	1,629,208
38,139	Willis Group Holdings, Ltd.	879,867

		7,637,275

Health Care — 4.4%
87,200	IMS Health, Inc.	1,146,680
49,620	Syneron Medical, Ltd.(a)	362,722
36,000	Warner Chilcott, Ltd., Class A(a)	477,000
20,400	West Pharmaceutical Services, Inc.	724,200

		2,710,602

Hotels, Restaurants & Leisure — 5.3%
176,200	AFC Enterprises(a)	710,086
121,900	Speedway Motorsports, Inc.	1,685,877
225,250	Wendy’s/Arby’s Group, Inc., Class A	905,505

		3,301,468

Industrials — 5.5%
99,324	Argon ST, Inc.(a)	1,945,757
149,800	SRS Labs, Inc.(a)	599,200
21,100	Teledyne Technologies, Inc.(a)	857,082

		3,402,039

Information Technology — 7.5%
62,400	Acxiom Corp.	468,624
7,000	Check Point Software Technologies, Ltd.(a)	144,270
151,800	Novell, Inc.(a)	690,690
111,900	Progress Software Corp.(a)	2,381,232
39,902	Sybase, Inc.(a)	983,185

		4,668,001

Media — 2.8%
143,600	Dolan Media Co.(a)	618,916
162,738	MDC Partners, Inc., Class A(a)	478,450
39,882	Scholastic Corp.	608,998

		1,706,364

Retailing — 3.5%
18,900	Barnes & Noble, Inc.	298,242
50,091	Cash America International, Inc.	1,352,958
93,575	Stage Stores, Inc.	540,863

		2,192,063

Technology — 3.8%
41,200	Applied Signal Technology, Inc.	646,428
45,600	Cubic Corp.	1,205,664
52,567	Measurement Specialties, Inc.(a)	308,568
168,800	MIPS Technologies, Inc.(a)	227,880

		2,388,540

See Notes to Financial Statements.

Brown Advisory Small-Cap Value Fund

Schedule of Investments

November 30, 2008

Shares	Security Description	Value $
Common Stock — Continued
Telecommunications — 6.8%
41,500	Amdocs, Ltd.(a)	779,785
6,500	Comtech Telecommunications Corp.(a)	308,295
91,300	Frontier Communications Corp.	796,136
120,804	j2 Global Communications, Inc.(a)	2,358,094

		4,242,310

Transportation — 0.6%
23,400	Atlas Air Worldwide Holdings, Inc.(a)	358,020

Total Common Stock (Cost $78,164,402)		60,116,094

Short Term Investment — 0.0%(e)
Money Market Fund — 0.0%(e)
24,678	Investors Cash Trust - Treasury Portfolio, 0.34%(d) (Cost $24,678)	24,678

Total Investments — 96.9% (Cost $78,189,080)*		60,140,772
Other Assets and Liabilities, Net — 3.1%		1,931,061

NET ASSETS — 100.0%		$62,071,833

(a)	Non-income producing security.
(b)	Illiquid security.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At November 30, 2008 the value of these securities amounted to $0, or 0.0% of net assets.
(d)	The rate quoted is the annualized seven-day net yield of the Fund as of November 30, 2008.
(e)	Less than 0.05%.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$4,433,567
Gross Unrealized Depreciation	(22,481,875)

Net Unrealized Depreciation	$(18,048,308)

PORTFOLIO HOLDINGS

% of Net Assets

Basic Materials	6.4%
Capital Goods	4.0%
Commercial Services & Supplies	24.5%
Consumer Discretionary	0.9%
Consumer Staples	6.3%
Energy	2.3%
Financials	12.3%
Health Care	4.4%
Hotels, Restaurants & Leisure	5.3%
Industrials	5.5%
Information Technology	7.5%
Media	2.8%
Retailing	3.5%
Technology	3.8%
Telecommunications	6.8%
Transportation	0.6%
Money Market Fund	0.0%	(e)
Other Assets and Liabilities	3.1%

	100.0%

See Notes to Financial Statements.

Brown Advisory Opportunity Fund

Schedule of Investments

November 30, 2008

Shares	Security Description	Value $
Common Stock — 96.0%
Consumer Discretionary — 1.8%
7,700	Best Buy Co., Inc.	159,467
10,300	Lumber Liquidators, Inc.(a)	97,644

		257,111

Diversified Financials — 8.5%
7,250	American Express Co.	168,998
20,450	Bank of New York Mellon Corp.	617,794
23,025	Charles Schwab Corp.	422,048

		1,208,840

Energy — 8.8%
10,420	FMC Technologies, Inc.(a)	286,237
4,675	Schlumberger, Ltd.	237,210
17,925	Ultra Petroleum Corp.(a)	728,293

		1,251,740

Financials — 3.7%
3,625	MasterCard, Inc., Class A	526,712

Health Care — 18.8%
14,425	Gen-Probe, Inc.(a)	531,561
15,150	IDEXX Laboratories, Inc.(a)	468,286
16,470	Illumina, Inc.(a)	362,505
15,560	Millipore Corp.(a)	788,270
13,100	Waters Corp.(a)	540,113

		2,690,735

Industrials — 28.4%
11,800	Ametek, Inc.	412,174
30,550	Amphenol Corp., Class A	709,371
11,250	Danaher Corp.	625,950
13,910	ESCO Technologies, Inc.(a)	425,368
16,400	General Cable Corp.(a)	270,764
40,800	Quanta Services, Inc.(a)	663,408
20,540	Roper Industries, Inc.	940,116

		4,047,151

Information Technology — 7.1%
26,900	Expedia, Inc.(a)	225,960
38,400	Trimble Navigation, Ltd.(a)	781,824

		1,007,784

Materials — 2.5%
40,000	Rockwood Holdings, Inc.(a)	357,600

Software & Services — 10.4%
19,300	Accenture, Ltd., Class A	597,914
33,500	Citrix Systems, Inc.(a)	893,110

		1,491,024

Shares	Security Description	Value $
Technology Hardware & Equipment — 5.0%
4,190	Apple, Inc.(a)	388,287
21,900	MEMC Electronic Materials, Inc.(a)	328,938

		717,225

Transportation — 1.0%
13,200	UTi Worldwide, Inc.	141,504

Total Common Stock (Cost $18,993,258)		13,697,426

Short Term Investment — 4.5%
Money Market Fund — 4.5%
642,053	Investors Cash Trust - Treasury Portfolio, 0.34%(b) (Cost $642,053)	642,053

Total Investments — 100.5% (Cost $19,635,311)*		14,339,479
Other Assets and Liabilities, Net — (0.5)%		(75,979)

NET ASSETS — 100.0%		$14,263,500

(a)	Non-income producing security.
(b)	The rate quoted is the annualized seven-day net yield of the Fund as of November 30, 2008.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$101,447
Gross Unrealized Depreciation	(5,397,279)

Net Unrealized Depreciation	$(5,295,832)

PORTFOLIO HOLDINGS

% of Net Assets

Consumer Discretionary	1.8%
Diversified Financials	8.5%
Energy	8.8%
Financials	3.7%
Health Care	18.8%
Industrials	28.4%
Information Technology	7.1%
Materials	2.5%
Software & Services	10.4%
Technology Hardware & Equipment	5.0%
Transportation	1.0%
Money Market Fund	4.5%
Other Assets and Liabilities	(0.5)%

100.0%

See Notes to Financial Statements.

Brown Advisory Core International Fund

Schedule of Investments

November 30, 2008

Shares	Security Description	Value $
Common Stock — 95.0%
Australia — 5.4%
48,144	AGL Energy, Ltd.	482,917
140,898	BHP Billiton, Ltd.	2,863,555
399,757	Boart Longyear Group	70,762
83,417	Brambles, Ltd.	396,489
18,069	CSL, Ltd.	411,058
803,173	Dexus Property Group	437,045
477,532	Goodman Group	300,547
312,083	Iluka Resources, Ltd.(a)	900,247
127,465	Lion Nathan, Ltd.	725,354
416,080	Telstra Corp., Ltd.	1,107,495

		7,695,469

Austria — 0.6%
15,685	OMV AG	392,514
19,610	Voestalpine AG	411,022

		803,536

Belgium — 1.2%
5,122	Colruyt SA	1,102,874
10,557	Delhaize Group	633,511

		1,736,385

Denmark — 0.5%
14,725	Novo Nordisk A/S, B Shares	753,647

Finland — 1.8%
47,619	Konecranes Oyj	701,685
66,148	Nokia Oyj	931,863
34,803	Rautaruukki Oyj	528,309
29,025	UPM-Kymmene Oyj	416,634

		2,578,491

France — 10.6%
36,556	BNP Paribas SA	2,011,876
31,731	Bouygues SA	1,298,713
25,514	Cap Gemini SA	819,169
11,775	Casino Guichard - Perrachon SA	715,427
8,135	Fonciere des Regions SA	463,782
51,696	France Telecom SA	1,327,828
36,212	GDF Suez SA	1,446,925
32,180	Sanofi-Aventis SA	1,776,150
7,713	Societe Generale SA	327,050
28,539	Total SA	1,488,181
3,808	Unibail - Rodamco SA	509,752
2,896	Vallourec SA	307,012
92,952	Vivendi SA	2,627,197

		15,119,062

Germany — 4.6%
13,093	BASF SE	417,795
53,296	E.ON AG	1,867,208

Shares	Security Description	Value $
Germany — Continued
38,464	Gildemeister AG	290,232
25,295	Kloeckner & Co. SE	308,789
16,337	MAN AG	740,874
11,445	Merck KGAA	952,127
23,068	MTU Aero Engines Holding AG	462,989
46,316	ThyssenKrupp AG	929,591
5,659	Wacker Chemie AG	572,930

		6,542,535

Greece — 0.8%
21,100	National Bank of Greece SA	396,687
30,263	OPAP SA	745,023

		1,141,710

Hong Kong — 1.9%
145,000	Cheung Kong Holdings, Ltd.	1,365,824
59,200	Hang Seng Bank, Ltd.	755,478
611,000	Industrial & Commercial Bank of China, Ltd.	572,377

		2,693,679

Ireland — 0.3%
15,546	CRH PLC(b)	339,665
3,316	CRH PLC(b)	71,778

		411,443

Italy — 3.1%
263,494	Enel SpA	1,642,612
94,461	Eni SpA	2,127,478
30,507	Prysmian SpA	338,118
24,597	Saipem SpA	379,944

		4,488,152

Japan — 21.9%
104,000	Air Water, Inc.	866,395
59,100	Bridgestone Corp.	990,876
102	Central Japan Railway Co.	862,543
94,000	Daihatsu Motor Co., Ltd.	679,791
41,000	FamilyMart Co., Ltd.	1,669,178
9,300	Fast Retailing Co., Ltd.	1,065,777
24,200	Hisamitsu Pharmaceutical Co., Inc.	967,494
514,000	Hokuhoku Financial Group, Inc.	1,065,118
14,700	JFE Holdings, Inc.	356,154
318	KDDI Corp.	2,063,422
1,517	Kenedix, Inc.	319,118
20,500	Kobayashi Pharmaceutical Co., Ltd.	750,916
48,500	Konami Corp.	1,096,389
38,500	Makita Corp.	745,421
62,000	Matsushita Electric Industrial Co., Ltd.	742,313
79,100	Mitsubishi Corp.	980,989
126,000	Mitsubishi Electric Corp.	675,165
123,000	Mitsui & Co., Ltd.	1,089,042
141,000	Mitsui OSK Lines, Ltd.	748,163

See Notes to Financial Statements.

Brown Advisory Core International Fund

Schedule of Investments

November 30, 2008

Shares	Security Description	Value $
Common Stock — Continued
Japan — Continued
11,800	Nidec Corp.	590,309
4,500	Nintendo Co., Ltd.	1,394,976
127,000	Nippon Electric Glass Co., Ltd.	724,385
11,700	Nissha Printing Co., Ltd.	542,449
45,200	Nomura Real Estate Holdings, Inc.	674,097
192	NTT Data Corp.	691,240
1,165	Rakuten, Inc.	636,452
646	RISA Partners, Inc.	218,714
21,100	Sankyo Co., Ltd.	1,150,508
117,000	Suruga Bank, Ltd.	1,182,857
21,000	Takeda Pharmaceutical Co., Ltd.	1,013,187
45,700	Tokio Marine Holdings, Inc.	1,107,227
268,000	Tokyo Gas Co., Ltd.	1,206,070
60,000	Toyo Suisan Kaisha, Ltd.	1,400,314
231,000	Ube Industries, Ltd.	459,341
11,140	Yamada Denki Co., Ltd.	577,111

		31,303,501

Netherlands — 4.7%
17,769	Fugro NV	562,039
115,073	ING Groep NV	964,764
96,188	Koninklijke Ahold NV	1,068,036
28,250	Koninklijke DSM NV	652,045
115,163	Royal Dutch Shell PLC, B Shares	3,034,845
26,636	Wolters Kluwer NV	449,167

		6,730,896

Norway — 1.3%
197,800	DnB NOR ASA	746,298
13,400	Fred. Olsen Energy ASA	377,263
41,400	Yara International ASA	684,496

		1,808,057

Singapore — 0.4%
101,000	DBS Group Holdings, Ltd.	628,284

Spain — 5.2%
19,123	ACS, Actividades de Construccion y Servicios SA	755,232
215,312	Banco Santander SA	1,758,665
456,002	Mapfre SA	1,430,762
40,073	Repsol YPF SA	773,748
137,240	Telefonica SA	2,768,440

		7,486,847

Sweden — 2.1%
12,175	Modern Times Group AB, B Shares	211,332
192,400	Nordea Bank AB	1,376,130
47,761	Svenska Handelsbanken AB, A Shares	790,813
85,188	Telefonaktiebolaget LM Ericsson, B Shares	604,059

		2,982,334

Shares	Security Description	Value $
Switzerland — 8.5%
14,583	Baloise Holding AG	811,168
80,453	Nestle SA	2,913,148
20,037	Roche Holdings AG - Genusschein	2,806,996
7,066	Swatch Group AG	832,664
37,560	Swiss Re	1,532,114
57,584	Xstrata PLC	823,818
12,783	Zurich Financial Services AG	2,491,289

		12,211,197

United Kingdom — 20.1%
214,179	Amlin PLC	1,206,056
28,934	AstraZeneca PLC	1,087,678
39,394	Aveva Group PLC	317,982
277,673	Aviva PLC	1,708,747
249,654	BAE Systems PLC	1,359,757
127,524	Balfour Beatty PLC	599,965
238,301	Beazley Group PLC	408,520
69,121	BG Group PLC	977,711
280,306	BP PLC	2,270,125
90,582	British American Tobacco PLC	2,364,789
207,405	Compass Group PLC	976,581
48,249	Diageo PLC	672,835
149,296	G4S PLC	465,395
77,248	GlaxoSmithKline PLC	1,330,203
41,945	HSBC Holdings PLC	461,104
209,577	IG Group Holdings PLC	723,390
215,552	International Personal Finance PLC	463,973
390,338	International Power PLC	1,546,865
89,772	Interserve PLC	285,019
42,462	Keller Group PLC	319,080
183,716	National Grid PLC	1,910,854
29,477	Reckitt Benckiser Group PLC	1,251,303
88,486	Rexam PLC	473,442
519,097	Royal Bank of Scotland Group PLC	441,353
182,860	Stagecoach Group PLC	491,162
63,588	Standard Chartered PLC	824,656
79,860	Tesco PLC	362,581
242,493	Thomas Cook Group PLC	606,596
1,220,009	Vodafone Group PLC	2,385,959
67,999	WPP PLC	377,157

		28,670,838

Total Common Stock (Cost $221,235,031)		135,786,063

Preferred Stocks — 1.9%
Germany — 1.9%
35,073	Fresenius SE	1,955,876
11,398	Porsche Automobil Holding SE	744,065

Total Preferred Stocks (Cost $5,133,081)		2,699,941

See Notes to Financial Statements.

Brown Advisory Core International Fund

Schedule of Investments

November 30, 2008

Shares	Security Description	Value $
Short Term Investment — 1.4%
Money Market Fund — 1.4%
United States — 1.4%
1,984,842	Citi Institutional U.S. Treasury Reserves, Class A, 0.66%(c) (Cost $1,984,842)	1,984,842

Right — 0.1%
United Kingdom — 0.1%
20,960	Standard Chartered PLC, Expires 12/18/08 at $3.90 (Cost $263,738)	132,126

Total Investments — 98.4% (Cost $228,616,692)*		140,602,972
Other Assets and Liabilities, Net — 1.6%		2,292,249

NET ASSETS — 100.0%		$142,895,221

(a)	Non-income producing security.
(b)	Reflects separate holdings of the issuer’s common stock traded on different securities exchanges.
(c)	The rate quoted is the annualized seven-day net yield of the Fund as of November 30, 2008.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$2,985,556
Gross Unrealized Depreciation	(90,999,276)

Net Unrealized Depreciation	$(88,013,720)

PLC	Public Limited Company

PORTFOLIO HOLDINGS

% of Net Assets

Australia	5.4%
Austria	0.6%
Belgium	1.2%
Denmark	0.5%
Finland	1.8%
France	10.6%
Germany	6.5%
Greece	0.8%
Hong Kong	1.9%
Ireland	0.3%
Italy	3.1%
Japan	21.9%
Netherlands	4.7%
Norway	1.3%
Singapore	0.4%
Spain	5.2%
Sweden	2.1%
Switzerland	8.5%
United Kingdom	20.2%
United States	1.4%
Other Assets and Liabilities	1.6%

100.0%

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

November 30, 2008

Face Amount $	Security Description	Rate	Maturity	Value $
Certificates of Participation — 1.3%
Revenue Bonds — 1.3%
500,000	Baltimore County Maryland Certificates of Participation - Equipment Acquisition Program	4.00%	08/01/14	518,275
500,000	Baltimore County Maryland Certificates of Participation - Equipment Acquisition Program	4.00%	08/01/15	514,505
200,000	Baltimore County Maryland Certificates of Participation - Equipment Acquisition Program	5.00%	08/01/16	216,142

Total Certificates of Participation (Cost $1,248,494)				1,248,922

Municipal Bonds — 92.2%
General Obligation Bonds — 42.4%
250,000	Anne Arundel County Maryland	5.00%	02/15/10	260,033
165,000	Anne Arundel County Maryland Prerefunded 05/15/09 @ 101	5.00%	05/15/13	169,706
500,000	Anne Arundel County Maryland Prerefunded 02/15/11 @ 101	4.75%	02/15/17	533,895
500,000	Anne Arundel County Maryland Prerefunded 02/15/11 @ 101	4.80%	02/15/18	534,435
565,000	Anne Arundel County Maryland Consolidated General Improvement	5.00%	03/01/15	620,223
1,350,000	Anne Arundel County Maryland Consolidated Water & Sewer	5.00%	03/01/17	1,421,334
500,000	Anne Arundel County Maryland Consolidated Water & Sewer	4.50%	03/01/25	467,605
100,000	Anne Arundel County Maryland General Improvement	5.25%	08/01/09	102,844
1,400,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	09/01/13	1,504,944
900,000	Baltimore County Maryland Consolidated Public Improvement	5.00%	09/01/15	994,086
400,000	Baltimore County Maryland Consolidated Public Improvement Callable 08/01/12 @ 100	5.00%	08/01/18	416,240
835,000	Baltimore County Maryland Metropolitan District	4.40%	08/01/09	845,713
1,450,000	Baltimore County Maryland Metropolitan District - 71st Issue	5.00%	02/01/20	1,516,453
440,000	Baltimore Maryland Consolidated Public Improvement Series A MBIA Insured	5.00%	10/15/14	480,678
250,000	Caroline County Maryland Public Improvement XLCA Insured	4.00%	11/01/20	222,308
1,000,000	Carroll County Maryland Consolidated Public Improvement Callable 11/01/18 @ 100	4.50%	11/01/23	965,260
500,000	Carroll County Maryland County Commissioners Consolidated Public Improvement	4.00%	12/01/15	521,355
1,000,000	Carroll County Maryland County Commissions Consolidated Public Improvement	5.00%	11/01/15	1,104,190
500,000	Charles County Maryland Consolidated Public Improvement	4.20%	02/01/11	521,580
250,000	Charles County Maryland Consolidated Public Improvement Callable 02/01/11 @ 101	4.30%	02/01/12	261,792
500,000	Charles County Maryland County Commissioners Consolidated Public Improvement	4.00%	03/01/10	514,860
250,000	Charles County Maryland County Commissioners Consolidated Public Improvement	5.00%	03/01/16	271,135
500,000	Charles County Maryland County Commissioners Consolidated Public Improvements MBIA Insured	4.00%	03/01/20	476,120
305,000	Cumberland Maryland Public Improvement Assured Guaranty Insured	5.00%	09/01/17	330,614
470,000	Cumberland Maryland Public Improvement Assured Guaranty Insured	5.00%	09/01/18	504,766
750,000	District of Columbia Series A FGIC Insured	4.25%	06/01/29	596,017
250,000	Frederick County Maryland Public Facilities	5.00%	08/01/16	271,860
1,000,000	Frederick County Maryland Public Facilities	5.00%	12/01/17	1,056,830
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/18	550,900
1,250,000	Frederick County Maryland Public Facilities Prerefunded 11/01/12 @ 101	5.00%	11/01/20	1,378,350
500,000	Frederick County Maryland Public Facilities	5.25%	11/01/21	528,730
250,000	Garrett County Maryland Hospital Refunding FGIC Insured	5.10%	07/01/09	254,905
740,000	Harford County Maryland Unrefunded Balance	5.00%	12/01/13	749,087
200,000	Harford County Maryland Consolidated Public Improvements	4.25%	01/15/13	207,900
685,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/14	753,699
300,000	Howard County Maryland Consolidated Public Improvement Project Series A	5.00%	08/15/15	330,816
565,000	Maryland National Capital Park & Planning Commission Park Acquisition & Development Series BB-2	3.50%	07/01/09	573,644
1,600,000	Maryland State	5.00%	02/01/11	1,694,912
500,000	Maryland State & Local Facilities Loan 1st Series	4.75%	03/01/09	504,855

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

November 30, 2008

Face Amount $	Security Description	Rate	Maturity	Value $
Municipal Bonds — Continued
General Obligation Bonds — Continued
220,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/12	238,104
500,000	Maryland State & Local Facilities Loan 2nd Series	5.00%	08/01/13	546,265
50,000	Maryland State & Local Facilities Loan 1st Series Prerefunded 03/01/09 @ 101	4.50%	03/01/14	50,956
500,000	Maryland State & Local Facilities Loan 2nd Series A	5.00%	08/01/15	551,220
500,000	Maryland State & Local Facilities Loan 1st Series	5.00%	08/01/15	544,235
2,210,000	Maryland State & Local Facilities Loan Capital Improvement Series A	5.50%	08/01/13	2,460,459
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	11/01/09	518,395
800,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	04/01/11	850,264
125,000	Montgomery County Maryland Consolidated Public Improvement Series A Prerefunded 05/01/09 @ 101	4.75%	05/01/12	128,248
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	08/01/15	551,220
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	09/01/15	544,575
100,000	Montgomery County Maryland Consolidated Public Improvement Series A Prerefunded 01/01/10 @ 101	5.60%	01/01/16	105,287
755,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/16	829,345
500,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	04/01/17	527,500
1,700,000	Montgomery County Maryland Consolidated Public Improvement Series A	5.00%	05/01/18	1,826,055
130,000	Montgomery County Maryland Consolidated Public Improvement Series A Callable 08/01/18 @ 100	4.00%	08/01/19	127,217
500,000	Ocean City Maryland FGIC Insured	4.25%	03/01/11	514,835
1,000,000	Prince Georges County Maryland Consolidated Public Improvement	3.25%	09/15/11	1,024,480
50,000	Prince Georges County Maryland Consolidated Public Improvement Prerefunded 10/01/09 @ 101 FSA Insured	5.00%	10/01/12	52,139
500,000	Washington Suburban Sanitation District - General Construction	4.25%	06/01/10	517,510
230,000	Washington Suburban Sanitation District - General Construction	4.25%	06/01/12	242,629
100,000	Washington Suburban Sanitation District - General Construction Prerefunded 06/01/09 @ 100	5.00%	06/01/23	102,034
1,000,000	Washington Suburban Sanitation District - Sewage Disposal	5.25%	06/01/10	1,049,670
210,000	Washington Suburban Sanitation District - Sewage Disposal	4.00%	06/01/14	220,044
500,000	Washington Suburban Sanitation District - Water Supply	4.25%	06/01/10	517,510
500,000	Washington Suburban Sanitation District - Water Supply 2nd Series	3.00%	06/01/11	508,680
1,000,000	Worcester County Maryland Public Improvement	5.00%	10/01/16	1,096,140
500,000	Worcester County Maryland Public Improvement	5.00%	10/01/17	544,225

				41,803,915

Revenue Bonds — 49.8%
725,000	Baltimore County Maryland Catholic Health Initiatives Series A	5.00%	09/01/19	707,977
925,000	Baltimore Maryland Convention Center MBIA Insured	5.00%	09/01/19	926,165
500,000	Baltimore Maryland Convention Center Series A XLCA Insured	5.25%	09/01/19	378,085
360,000	Baltimore Maryland Wastewater Project Series A Callable 07/01/18 @ 100 FSA Insured	5.00%	07/01/20	367,409
1,000,000	Baltimore Maryland Wastewater Project Series C AMBAC Insured	5.00%	07/01/21	1,000,270
185,000	Carroll County Maryland Fairhaven & Copper Ridge Series A RADIAN Insured	5.20%	01/01/10	188,165
400,000	Frederick County Maryland Educational Facilities Revenue Mount Saint Mary’s College Series A Escrowed to Maturity	4.80%	09/01/09	410,968
400,000	Frederick County Maryland Educational Facilities Revenue Mount Saint Mary’s College Series A	5.63%	09/01/38	288,556
200,000	Maryland State Community Development Administration - Residential Program Series E	3.80%	09/01/13	198,214
500,000	Maryland State Community Development Administration - Residential Program Series G	4.10%	09/01/14	497,870

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

November 30, 2008

Face Amount $	Security Description	Rate	Maturity	Value $
Municipal Bonds — Continued
Revenue Bonds — Continued
1,000,000	Maryland State Community Development Administration - Residential Program Series C	3.85%	09/01/15	965,310
1,000,000	Maryland State Community Development Administration - Single Family Program 1st Series	4.65%	04/01/12	1,016,810
500,000	Maryland State Community Development Administration - Single Family Program 1st Series	4.75%	04/01/13	507,235
500,000	Maryland State Department of Transportation	5.00%	12/15/08	500,955
500,000	Maryland State Department of Transportation	5.50%	02/01/10	522,735
1,850,000	Maryland State Department of Transportation Prerefunded 12/15/08 @ 100	5.50%	12/15/11	1,853,589
455,000	Maryland State Department of Transportation	5.00%	05/01/12	490,617
1,050,000	Maryland State Department of Transportation 2nd Issue	4.00%	06/01/13	1,100,295
1,000,000	Maryland State Department of Transportation	5.25%	12/15/14	1,115,610
1,300,000	Maryland State Department of Transportation	5.25%	12/15/16	1,448,109
500,000	Maryland State Department of Transportation	4.25%	02/15/18	508,680
500,000	Maryland State Department of Transportation	4.00%	05/15/20	470,555
255,000	Maryland State Economic Development Corporation - Bowie State University Project	4.00%	06/01/09	251,731
285,000	Maryland State Economic Development Corporation - Lutheran World Relief/Refugee	5.25%	04/01/19	251,285
500,000	Maryland State Economic Development Corporation - Maryland Department of Transportation Headquarters	5.00%	06/01/15	525,100
250,000	Maryland State Economic Development Corporation - University of Maryland College Park Project Escrowed to Maturity	4.00%	06/01/09	253,808
340,000	Maryland State Economic Development Corporation - University of Maryland College Park Project Escrowed to Maturity	4.25%	06/01/10	352,781
290,000	Maryland State Economic Development Corporation - University of Maryland College Park Project AMBAC Insured	5.38%	07/01/12	302,363
500,000	Maryland State Economic Development Corporation - University of Maryland College Park Project CIFG Insured	5.00%	06/01/22	431,420
245,000	Maryland State Economic Development Corporation - University of Maryland/Baltimore Series A	4.50%	10/01/11	222,406
500,000	Maryland State Health & Higher Educational Facilities - Adventist Health Care Series A	5.00%	01/01/14	470,680
500,000	Maryland State Health & Higher Educational Facilities - Board of Child Care	4.50%	07/01/12	509,190
450,000	Maryland State Health & Higher Educational Facilities - Bullis School FSA Insured	5.00%	07/01/13	466,839
100,000	Maryland State Health & Higher Educational Facilities - Bullis School FSA Insured	5.00%	07/01/15	103,660
250,000	Maryland State Health & Higher Educational Facilities - Carroll County General Hospital	4.63%	07/01/10	249,875
500,000	Maryland State Health & Higher Educational Facilities - Carroll County General Hospital	5.00%	07/01/13	489,260
500,000	Maryland State Health & Higher Educational Facilities - Charity Obligated Group Series A Prerefunded 05/01/09 @ 101	4.75%	11/01/14	511,950
500,000	Maryland State Health & Higher Educational Facilities - Civista Medical Center RADIAN Insured	4.50%	07/01/28	366,420
295,000	Maryland State Health & Higher Educational Facilities - Doctors Community Hospital Series A	4.00%	07/01/13	273,680
270,000	Maryland State Health & Higher Educational Facilities - Edenwald Series A	4.80%	01/01/12	252,893
450,000	Maryland State Health & Higher Educational Facilities - Frederick Memorial Hospital	4.20%	07/01/11	443,056
250,000	Maryland State Health & Higher Educational Facilities - Goucher College	4.50%	07/01/19	228,708
500,000	Maryland State Health & Higher Educational Facilities - Greater Baltimore Medical Center	5.00%	07/01/20	456,680
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Health System(a)	5.00%	05/15/42	260,060
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Health System(a)	5.00%	05/15/46	511,585
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital	5.00%	05/15/10	513,710
900,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital	5.00%	05/15/11	924,885

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

November 30, 2008

Face Amount $	Security Description	Rate	Maturity	Value $
Municipal Bonds — Continued
Revenue Bonds — Continued
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital	4.60%	05/15/14	500,890
100,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins Hospital	4.70%	05/15/15	99,998
500,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A	5.00%	07/01/10	523,775
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A	5.00%	07/01/12	262,657
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A	5.00%	07/01/13	272,637
250,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Series A	5.00%	07/01/13	261,163
90,000	Maryland State Health & Higher Educational Facilities - Johns Hopkins University Prerefunded 07/01/09 @ 101	6.00%	07/01/39	93,335
235,000	Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute	3.88%	07/01/10	230,556
535,000	Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute	5.30%	07/01/12	526,493
200,000	Maryland State Health & Higher Educational Facilities - Kennedy Krieger Institute	4.38%	07/01/13	187,304
1,000,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health Series A Escrowed to Maturity	5.00%	07/01/10	1,049,410
500,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health	5.00%	07/01/17	481,880
250,000	Maryland State Health & Higher Educational Facilities - Lifebridge Health	5.00%	07/01/18	236,928
1,000,000	Maryland State Health & Higher Educational Facilities - Medstar Health	5.00%	08/15/09	1,006,920
250,000	Maryland State Health & Higher Educational Facilities - Medstar Health	4.38%	08/15/13	238,143
200,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge Series A	5.00%	07/01/26	147,414
135,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge Series A	5.00%	07/01/27	98,055
500,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge	4.75%	07/01/34	316,690
200,000	Maryland State Health & Higher Educational Facilities - Mercy Ridge	4.50%	07/01/35	119,886
1,000,000	Maryland State Health & Higher Educational Facilities - Peninsula Regional Medical Center	5.00%	07/01/26	848,260
635,000	Maryland State Health & Higher Educational Facilities - Sheppard Pratt Series A	3.00%	07/01/09	632,943
430,000	Maryland State Health & Higher Educational Facilities - Sheppard Pratt Series A	3.30%	07/01/10	424,745
360,000	Maryland State Health & Higher Educational Facilities - University of Maryland Medical System	5.00%	07/01/09	365,065
750,000	Maryland State Health & Higher Educational Facilities - University of Maryland Medical System	5.00%	07/01/12	774,075
400,000	Maryland State Health & Higher Educational Facilities - University of Maryland Medical System AMBAC Insured	4.00%	07/01/13	394,380
500,000	Maryland State Health & Higher Educational Facilities - University of Maryland Medical System Callable 07/01/18 @ 100 AMBAC Insured	5.50%	07/01/24	474,150
250,000	Maryland State Health & Higher Educational Facilities - Washington Christian Academy	5.25%	07/01/18	197,898
250,000	Maryland State Health & Higher Educational Facilities - Western Medical Health Series A Callable 07/01/16 @ 100 MBIA/FHA Insured	5.00%	01/01/25	224,650
500,000	Maryland State Industrial Development Financing Authority - Holy Cross Health System Corp.	5.50%	12/01/08	500,140
500,000	Maryland State Industrial Development Financing Authority - National Aquarium Baltimore Facility Series B	4.50%	11/01/14	505,685
500,000	Maryland State Transportation Authority FSA Insured	5.00%	07/01/10	523,295
570,000	Maryland State Transportation Authority Callable 07/01/18 @ 100	5.00%	07/01/21	585,937
500,000	Maryland State Transportation Authority Grant & Revenue	4.00%	03/01/19	485,335
500,000	Maryland State Transportation Authority Grant & Revenue Callable 03/01/17 @ 100	5.00%	03/01/19	525,465

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

November 30, 2008

Shares/Face Amount $	Security Description	Rate	Maturity	Value $
Municipal Bonds — Continued
Revenue Bonds — Continued
500,000	Maryland State Water Quality Financing Series A	5.00%	09/01/15	551,185
500,000	Maryland State Water Quality Financing	5.00%	03/01/17	536,475
350,000	Maryland State Water Quality Financing	5.00%	03/01/18	371,742
300,000	Maryland State Water Quality Financing Callable 03/01/18 @ 100	4.00%	03/01/19	283,536
200,000	Montgomery County Maryland - Housing Opportunity Commission Series A FHA VA Insured	3.45%	07/01/11	199,186
200,000	Montgomery County Maryland - Housing Opportunity Commission Housing Development Series A Multi-Family Revenue	5.40%	07/01/11	205,924
400,000	Queen Annes County Maryland - Public Facilities MBIA Insured	5.00%	11/15/17	419,412
680,000	University of Maryland System Auxiliary Facility & Tuition Revenue Unrefunded Balance Series A	5.00%	04/01/09	685,345
440,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.00%	04/01/10	458,454
310,000	University of Maryland System Auxiliary Facility & Tuition Revenue Unrefunded Balance Series A	5.00%	04/01/10	312,263
425,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.50%	10/01/12	436,925
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	5.00%	04/01/13	542,315
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	3.75%	10/01/15	511,815
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series B	4.00%	10/01/16	512,680
250,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A Callable 10/01/16 @ 100	5.00%	10/01/19	261,497
500,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A	4.00%	04/01/20	470,190
510,000	University of Maryland System Auxiliary Facility & Tuition Revenue Series A Prerefunded 04/01/12 @ 100	5.13%	04/01/21	554,783
940,000	Washington County Maryland - Public Improvement AMBAC Insured	4.25%	07/01/22	885,640
500,000	Westminster Maryland Educational Facilities Revenue - McDaniel College, Inc.	4.38%	11/01/24	387,425
1,115,000	Worcester County Maryland - Consolidated Public Improvement Project	5.00%	03/01/13	1,211,849

				49,003,002

Total Municipal Bonds (Cost $92,268,084)				90,806,917

Short Term Investment — 8.1%
Money Market Fund — 8.1%
8,009,544	Cash Account Trust-Tax Exempt Portfolio, 1.10%(b) (Cost $8,009,544)			8,009,544

Total Investments — 101.6% (Cost $101,526,122)*				100,065,383
Other Assets and Liabilities, Net — (1.6)%				(1,563,239)

NET ASSETS — 100.0%				$98,502,144

See Notes to Financial Statements.

Brown Advisory Maryland Bond Fund

Schedule of Investments

November 30, 2008

(a)	Variable rate security. Rate disclosed is as of November 30, 2008.
(b)	The rate quoted is the annualized seven-day net yield of the Fund as of November 30, 2008.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$1,059,002
Gross Unrealized Depreciation	(2,519,741)

Net Unrealized Depreciation	$(1,460,739)

AMBAC	American Municipal Bond Insurance Assurance Corp.
CIFG	CDC IXIS Financial Guarantee
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Administration
FHA VA	Federal Housing Authority/Veterans Administration
FSA	Federal Financial Security Assurance
MBIA	Municipal Bond Insurance Organization Association
RADIAN	Radian Asset Assurance
XLCA	XL Capital Assurance

PORTFOLIO HOLDINGS

% of Net Assets

General Obligation Bonds	42.4%
Revenue Bonds	51.1%
Money Market Fund	8.1%
Other Assets and Liabilities	(1.6)%

100.0%

See Notes to Financial Statements.

Brown Advisory Intermediate Income Fund

Schedule of Investments

November 30, 2008

Face Amount $	Security Description	Rate	Maturity	Value $
Asset Backed Securities — 0.7%
1,182,766	World Omni Auto Receivables Trust Series 05-B-A4(a) (Cost $1,182,766)	1.47%	09/20/12	1,144,360

Corporate Bonds & Notes — 16.9%
2,000,000	America Movil SAB de CV	5.50%	03/01/14	1,801,782
1,000,000	Baltimore Gas & Electric Co. MTN	6.75%	06/05/12	991,189
1,350,000	Block Financial LLC	5.13%	10/30/14	1,135,567
2,000,000	Branch Banking & Trust Co. BKNT(a)	2.86%	06/05/09	1,985,926
4,000,000	Comcast Corp.	6.50%	01/15/17	3,615,580
2,145,000	FIA Card Services NA BKNT(b)	7.13%	11/15/12	2,182,205
1,000,000	General Electric Capital Corp. MTN Series A	6.88%	11/15/10	1,027,717
3,000,000	General Electric Co.	5.00%	02/01/13	2,942,730
2,750,000	ICI Wilmington, Inc.	5.63%	12/01/13	2,613,355
1,670,000	Kraft Foods, Inc.	6.00%	02/11/13	1,635,142
3,000,000	Lehman Brothers Holdings, Inc.(e)	6.50%	07/19/17	300
1,800,000	ONEOK Partners LP	6.15%	10/01/16	1,581,217
2,000,000	PPL Energy Supply LLC	6.50%	05/01/18	1,534,728
1,400,000	Rohm & Haas Co.	5.60%	03/15/13	1,354,656
2,000,000	W.R. Berkley Corp.	5.13%	09/30/10	2,008,404
1,166,000	W.R. Berkley Corp.	6.15%	08/15/19	1,056,346
1,700,000	Xerox Corp.	5.65%	05/15/13	1,329,106

Total Corporate Bonds & Notes (Cost $33,905,277)				28,795,950

US Government & Agency Obligations — 74.9%
FFCB Notes — 0.4%
640,000	FFCB	5.20%	03/20/13	691,912

FHLB Notes — 11.8%
4,000,000	FHLB	4.55%	06/19/13	4,055,848
4,486,785	FHLB Series 00-0606-Y	5.27%	12/28/12	4,626,055
1,470,874	FHLB Series TQ-2015-A	5.07%	10/20/15	1,507,381
10,000,000	FHLB Discount Note(c)	2.75%	04/15/09	9,963,440

				20,152,724

Mortgage Backed Securities — 48.3%
1,550,773	FHLMC Pool # 1B0889(a)	4.50%	05/01/33	1,549,045
2,403,079	FHLMC Pool # 1J0203(a)	5.22%	04/01/35	2,416,833
1,958,185	FHLMC Pool # A40782	5.00%	12/01/35	1,971,079
18,912	FHLMC Pool # C00210	8.00%	01/01/23	20,012
2,942,452	FHLMC Pool # C90993	5.50%	10/01/26	2,996,935
17,792	FHLMC Pool # E20099	6.50%	05/01/09	18,043
1,250,296	FHLMC Pool # E93051	5.50%	12/01/17	1,277,395
49,144	FHLMC Pool # G10543	6.00%	06/01/11	50,127
59,844	FHLMC Pool # G10682	7.50%	06/01/12	62,200
52,964	FHLMC Pool # G10690	7.00%	07/01/12	55,156
4,180,759	FHLMC Pool # G11649	4.50%	02/01/20	4,191,584
4,335,726	FHLMC Pool # G30412	6.00%	03/01/28	4,437,437
1,004,711	FHLMC Pool # M80814	5.00%	05/01/10	1,002,182
1,047,790	FHLMC Pool # M80931	5.50%	08/01/11	1,053,157
3,115,764	FHLMC REMIC FHRR R005-VA	5.50%	03/15/16	3,262,703
1,788,351	FHLMC REMIC Series 2782-PA	4.00%	11/15/33	1,675,586

See Notes to Financial Statements.

Brown Advisory Intermediate Income Fund

Schedule of Investments

November 30, 2008

Shares/Face Amount $	Security Description	Rate	Maturity	Value $
US Government & Agency Obligations — Continued
Mortgage Backed Securities — Continued
336,341	FNMA Pool # 254089	6.00%	12/01/16	345,013
4,526,719	FNMA Pool # 256752	6.00%	06/01/27	4,634,292
4,472,204	FNMA Pool # 257048	6.00%	01/01/28	4,578,481
45,958	FNMA Pool # 409589	9.50%	11/01/15	49,758
219,093	FNMA Pool # 433646	6.00%	10/01/13	224,879
74,747	FNMA Pool # 539082	7.00%	08/01/28	78,446
278,970	FNMA Pool # 625536	6.00%	01/01/32	286,421
138,369	FNMA Pool # 628837	6.50%	03/01/32	143,171
1,358,595	FNMA Pool # 663238	5.50%	09/01/32	1,385,540
1,354,432	FNMA Pool # 725544	5.50%	12/01/17	1,389,290
207,257	FNMA Pool # 741373(a)	4.25%	12/01/33	202,871
467,600	FNMA Pool # 744805(a)	4.32%	11/01/33	472,199
312,859	FNMA Pool # 764342(a)	4.20%	02/01/34	317,324
880,451	FNMA Pool # 805440	7.00%	11/01/34	917,704
5,947,638	FNMA Pool # 831413	5.50%	04/01/36	6,052,585
1,354,621	FNMA Pool # 848817	5.00%	01/01/36	1,365,234
2,954,465	FNMA Pool # 866920(a)	5.37%	02/01/36	2,993,352
4,020,795	FNMA Pool # 871084	5.50%	11/01/36	4,091,742
6,424,502	FNMA Pool # 888218	5.00%	03/01/37	6,472,830
3,078,945	FNMA Pool # 889584	5.50%	01/01/37	3,134,235
5,944,905	FNMA Pool # 909932	6.00%	03/01/37	6,081,980
4,740,413	FNMA Pool # 944581	5.00%	07/01/22	4,798,343
4,972,578	GNMA Pool # 4221	5.50%	08/20/38	5,057,063
68,156	GNMA Pool # 487110	6.50%	04/15/29	70,325
7,981	GNMA Pool # 571166	7.00%	08/15/31	8,233
150,092	GNMA Pool # 781186	9.00%	06/15/30	163,618
836,887	GNMA Pool # 781450	5.00%	06/15/17	862,510

				82,216,913

U.S. Treasury Securities — 14.4%
7,000,000	U.S. Treasury Inflation Index	2.50%	07/15/16	6,970,196
6,000,000	U.S. Treasury Note	4.25%	08/15/15	6,732,192
10,000,000	U.S. Treasury Note	4.00%	08/15/18	10,904,690

				24,607,078

Total US Government & Agency Obligations (Cost $124,865,681)				127,668,627

Short Term Investments — 6.6%
Money Market Deposit Account — 1.8%
3,092,240	Citibank Money Market Deposit Account, 0.78% (Cost $3,092,240)			3,092,240

Money Market Fund — 4.8%
8,119,478	Citi Institutional U.S. Treasury Reserves, Class A, 0.66%(d) (Cost $8,119,478)			8,119,478

Total Short Term Investments (Cost $11,211,718)				11,211,718

Total Investments — 99.1% (Cost $171,165,442)*				168,820,655
Other Assets and Liabilities, Net — 0.9%				1,606,490

NET ASSETS — 100.0%				$170,427,145

See Notes to Financial Statements.

Brown Advisory Intermediate Income Fund

Schedule of Investments

November 30, 2008

(a)	Variable rate security. Rate disclosed is as of November 30, 2008.
(b)	Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At November 30, 2008, the value of these securities amounted to less than 1.3% of the net assets.
(c)	Zero coupon. Rate represents the effective yield at purchase.
(d)	The rate quoted is the annualized seven-day net yield of the Fund as of November 30, 2008.
(e)	Security in default.
*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$3,860,248
Gross Unrealized Depreciation	(6,205,035)

Net Unrealized Depreciation	$(2,344,787)

BKNT	Bank Note
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
MTN	Medium Term Note
REMIC	Real Estate Mortgage Investment Conduit

PORTFOLIO HOLDINGS

% of Net Assets

Asset Backed Security	0.7%
Corporate Bonds & Notes	16.9%
US Government & Agency Obligations	74.9%
Short Term Investments	6.6%
Other Assets and Liabilities	0.9%

100.0%

See Notes to Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets and Liabilities

November 30, 2008

	BROWN ADVISORY GROWTH EQUITY FUND	BROWN ADVISORY VALUE EQUITY FUND	BROWN ADVISORY FLEXIBLE VALUE FUND
ASSETS
Investments:
Total investments, at cost	$61,904,339	$167,589,297	$22,358,372
Net unrealized appreciation (depreciation)	(11,432,374)	(40,895,961)	(6,556,898)

Total investments, at market value	50,471,965	126,693,336	15,801,474
Foreign currency (Cost $107,345)	—	—	—
Receivables:
Investment securities sold	—	1,992,272	—
Fund shares sold	132,224	54	—
Interest and dividends	15,349	436,669	23,353
Reclaims	—	—	—
Expense reimbursement from Advisor	—	—	32,703
Prepaid expenses and other assets	9,620	13,955	22,753

Total Assets	50,629,158	129,136,286	15,880,283

LIABILITIES
Payables:
Investment securities purchased	—	2,252,056	—
Unrealized loss on foreign currency exchange contracts	—	—	—
Fund shares redeemed	—	90,210	—
Distributions	—	—	—
Accrued Liabilities:
Investment advisor fees	30,939	78,610	—
Administration fees	4,756	12,169	7,565
Shareholder service fees	2,410	6,486	—
Distribution fees	1,550	2,114	198
Compliance services fees	1,453	2,588	1,861
Trustees’ fees and expenses	460	1,189	52
Other expenses	42,728	3,813	44,180

Total Liabilities	84,296	2,449,235	53,856

NET ASSETS	$50,544,862	$126,687,051	$15,826,427

COMPONENTS OF NET ASSETS
Paid-in capital	$67,622,557	$196,696,418	$26,053,318
Accumulated net investment income (loss)	(120,255)	487,327	23,840
Accumulated net realized gain (loss)	(5,525,066)	(29,600,733)	(3,693,833)
Unrealized appreciation (depreciation)	(11,432,374)	(40,895,961)	(6,556,898)

NET ASSETS	$50,544,862	$126,687,051	$15,826,427

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Institutional Shares:
Net assets	$46,668,309	$121,463,476	$14,862,496
Shares outstanding (unlimited shares authorized)	6,736,236	14,662,961	2,682,630
Net asset value per share	$6.93	$8.28	$5.54
A Shares:
Net assets	$3,876,553	$5,223,575	$963,931
Shares outstanding (unlimited shares authorized)	566,488	627,851	174,197
Net asset value per share	$6.84	$8.32	$5.53
Maximum offering price per share	$7.09	$8.62	$5.81
D Shares:
Net assets	$—	$—	$—
Shares outstanding (unlimited shares authorized)	—	—	—
Net asset value per share	$—	$—	$—

See Notes to Financial Statements.

Statements of Assets and Liabilities

November 30, 2008

BROWN ADVISORY SMALL-CAP GROWTH FUND	BROWN ADVISORY SMALL-CAP VALUE FUND	BROWN ADVISORY OPPORTUNITY FUND	BROWN ADVISORY CORE INTERNATIONAL FUND	BROWN ADVISORY MARYLAND BOND FUND	BROWN ADVISORY INTERMEDIATE INCOME FUND

$125,449,090	$78,189,080	$19,635,311	$228,616,692	$101,526,122	$171,165,442
(33,315,155)	(18,048,308)	(5,295,832)	(88,013,720)	(1,460,739)	(2,344,787)

92,133,935	60,140,772	14,339,479	140,602,972	100,065,383	168,820,655
—	—	—	107,345	—	—

1,386,624	7,143,012	202,604	613,923	—	—
1,500	—	652	1,469,000	—	982,000
61,827	80,274	212	385,179	1,267,254	1,152,461
—	—	—	433,366	—	—
—	—	—	—	—	—
15,584	14,470	13,707	42,892	1,799	7,226

93,599,470	67,378,528	14,556,654	143,654,677	101,334,436	170,962,342

—	5,207,498	203,221	599,279	2,498,983	—
—	—	—	81	—	—
—	—	32,612	—	—	2,422
—	—	—	—	239,295	407,961

78,911	53,802	10,894	116,129	—	48,529
9,712	6,443	1,545	16,018	8,326	14,423
4,151	2,684	9	7,538	6,343	7,171
2,249	180	—	—	—	4,837
2,400	2,439	622	1,447	2,526	3,451
860	837	109	1,182	823	1,159
23,429	32,812	44,142	17,782	75,996	45,244

121,712	5,306,695	293,154	759,456	2,832,292	535,197

$93,477,758	$62,071,833	$14,263,500	$142,895,221	$98,502,144	$170,427,145

$142,834,438	$108,126,529	$153,361,532	$228,696,040	$100,031,838	$172,596,157
(646,271)	(42,018)	(123,750)	206,462	—	43,059
(15,395,254)	(27,964,370)	(133,678,450)	2,027,284	(68,955)	132,716
(33,315,155)	(18,048,308)	(5,295,832)	(88,034,565)	(1,460,739)	(2,344,787)

$93,477,758	$62,071,833	$14,263,500	$142,895,221	$98,502,144	$170,427,145

$84,793,625	$61,642,039	$14,263,500	$142,895,221	$98,502,144	$146,431,883
11,500,552	8,216,208	1,815,089	18,559,736	9,678,554	13,866,937
$7.37	$7.50	$7.86	$7.70	$10.18	$10.56

$2,200,910	$429,794	$—	$—	$—	$23,995,262
303,357	57,914	—	—	—	2,307,861
$7.26	$7.42	$—	$—	$—	$10.40
$7.52	$7.69	$—	$—	$—	$10.56

$6,483,223	$—	$—	$—	$—	$—
458,064	—	—	—	—	—
$14.15	$—	$—	$—	$—	$—

See Notes to Financial Statements.

Statements of Operations

Six Months Ended November 30, 2008

	BROWN ADVISORY GROWTH EQUITY FUND	BROWN ADVISORY VALUE EQUITY FUND	BROWN ADVISORY FLEXIBLE VALUE FUND*
INVESTMENT INCOME
Dividend income	$250,975	$2,322,798	$38,288
Less: foreign taxes withheld	—	(8,767)	—
Interest income	—	—	—

Total investment income	250,975	2,314,031	38,288

EXPENSES
Investment advisor fees	250,105	622,027	11,011
Administrator fees	29,188	72,676	8,800
Transfer agent fees	4,155	4,835	398
Shareholder service fees:
Institutional Shares	13,413	35,936	—
Distribution fees:
A Shares	12,673	16,263	198
D Shares	—	—	—
Custodian fees	5,729	10,274	672
Accountant fees	11,418	11,096	2,142
Registration fees	10,196	10,695	2,121
Professional fees	22,641	21,162	4,448
Trustees’ fees and expenses	1,382	3,532	35
Compliance service fees	6,087	11,717	1,829
Miscellaneous expenses	5,903	11,548	2,094

Total Expenses	372,890	831,761	33,748

Fees waived and expenses reimbursed	(1,660)	(1,796)	(19,300)

Net Expenses	371,230	829,965	14,448

NET INVESTMENT INCOME (LOSS)	(120,255)	1,484,066	23,840

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(5,501,250)	(19,815,867)	—
Foreign currency transactions	—	—	—

Net realized gain (loss)	(5,501,250)	(19,815,867)	—

Net change in unrealized appreciation (depreciation) on:
Investments	(21,900,608)	(53,070,885)	(1,743,502)
Foreign currency translations	—	—	—

Net change in unrealized appreciation (depreciation)	(21,900,608)	(53,070,885)	(1,743,502)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(27,401,858)	(72,886,752)	(1,743,502)

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$(27,522,113)	$(71,402,686)	$(1,719,662)

*	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 to November 30, 2008.

See Notes to Financial Statements.

Statements of Operations

Six Months Ended November 30, 2008

BROWN ADVISORY SMALL-CAP GROWTH FUND	BROWN ADVISORY SMALL-CAP VALUE FUND	BROWN ADVISORY OPPORTUNITY FUND	BROWN ADVISORY CORE INTERNATIONAL FUND	BROWN ADVISORY MARYLAND BOND FUND	BROWN ADVISORY INTERMEDIATE INCOME FUND

$289,218	$648,510	$49,027	$3,142,580	$65,073	$109,140
—	—	(318)	(223,078)	—	—
3,300	—	—	—	1,688,420	4,121,196

292,518	648,510	48,709	2,919,502	1,753,493	4,230,336

721,344	494,227	114,955	1,151,738	237,395	300,091
63,067	43,158	10,068	100,628	41,733	75,332
12,732	6,792	11,316	3,678	1,497	9,161

30,376	20,271	3,423	57,623	21,734	31,491

7,639	1,602	—	—	—	29,729
12,434	—	—	—	—	—
11,970	11,155	4,399	50,559	6,791	10,969
21,484	14,555	576	12,448	12,133	20,266
11,972	9,112	5,003	8,767	1,432	6,106
23,808	23,706	13,204	19,616	24,504	21,581
2,925	2,250	424	4,903	1,960	3,301
10,479	10,167	3,186	13,311	8,150	12,364
10,890	8,098	13,983	25,075	7,651	12,210

941,120	645,093	180,537	1,448,346	364,980	532,601

(2,331)	(3,029)	(8,105)	(452)	(237,491)	(678)

938,789	642,064	172,432	1,447,894	127,489	531,923

(646,271)	6,446	(123,723)	1,471,608	1,626,004	3,698,413

(17,901,461)	(29,812,635)	(6,588,853)	(53,413,079)	10,173	393,064
—	—	(56)	(10,668)	—	—

(17,901,461)	(29,812,635)	(6,588,909)	(53,423,747)	10,173	393,064

(58,644,210)	(15,093,399)	(7,767,849)	(92,878,469)	(2,168,920)	(3,652,158)
—	—	—	(35,728)	—	—

(58,644,210)	(15,093,399)	(7,767,849)	(92,914,197)	(2,168,920)	(3,652,158)

(76,545,671)	(44,906,034)	(14,356,758)	(146,337,944)	(2,158,747)	(3,259,094)

$(77,191,942)	$(44,899,588)	$(14,480,481)	$(144,866,336)	$(532,743)	$439,319

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY GROWTH EQUITY FUND		BROWN ADVISORY VALUE EQUITY FUND
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
OPERATIONS
Net investment income (loss)	$(120,255)	$(331,558)	$1,484,066	$2,773,991
Net realized gains (losses)	(5,501,250)	5,814,340	(19,815,867)	(2,716,749)
Net change in unrealized appreciation (depreciation)	(21,900,608)	(7,004,587)	(53,070,885)	(25,963,431)

Decrease in Net Assets from Operations	(27,522,113)	(1,521,805)	(71,402,686)	(25,906,189)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	—	—	(1,511,621)	(2,845,191)
A Shares	—	—	(43,295)	(36,022)
Net realized gain:
Institutional Shares	—	—	—	(13,310,258)
A Shares	—	—	—	(443,762)

Total Distributions to Shareholders	—	—	(1,554,916)	(16,635,233)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	6,921,044	10,660,664	21,954,398	40,936,154
A Shares	712,719	2,189,010	1,259,881	3,497,176
Reinvestment of distributions:
Institutional Shares	—	—	142,670	13,579,012
A Shares	—	—	38,425	457,477
Redemption of shares:
Institutional Shares	(4,563,819)	(10,889,770)	(27,454,694)	(33,059,607)
A Shares	(386,016)	(398,286)	(208,077)	(1,494,042)

Increase (Decrease) from Capital Share Transactions	2,683,928	1,561,618	(4,267,397)	23,916,170

Increase (Decrease) in Net Assets	(24,838,185)	39,813	(77,224,999)	(18,625,252)
NET ASSETS
Beginning of period	75,383,047	75,343,234	203,912,050	222,537,302

End of period*	$50,544,862	$75,383,047	$126,687,051	$203,912,050

*Accumulated net investment income (loss)	$(120,255)	$—	$487,327	$558,177

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	743,861	1,017,692	2,189,623	3,013,688
A Shares	78,136	206,371	116,711	252,436
Reinvestment of distributions:
Institutional Shares	—	—	12,550	966,103
A Shares	—	—	3,368	32,529
Redemption of shares:
Institutional Shares	(551,527)	(1,036,077)	(2,607,539)	(2,436,379)
A Shares	(46,563)	(39,813)	(22,982)	(110,145)

Increase (Decrease) from Capital Share Transactions	223,907	148,173	(308,269)	1,718,232

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY FLEXIBLE VALUE FUND		BROWN ADVISORY SMALL-CAP GROWTH FUND
	Month Ended** November 30, 2008	Year Ended October 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
OPERATIONS:
Net investment income (loss)	$23,840	$79,820	$(646,271)	$(1,612,214)
Net realized gain (loss)	—	(3,693,833)	(17,901,461)	22,355,209
Net change in unrealized appreciation (depreciation)	(1,743,502)	(4,896,839)	(58,644,210)	(17,869,309)

Increase (Decrease) in Net Assets from Operations	(1,719,662)	(8,510,852)	(77,191,942)	2,873,686

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Institutional Shares	—	(63,543)	—	(11,188,436)
A Shares	—	(53)	—	(216,792)
D Shares	—	—	—	(519,137)
Net realized gains:
Institutional Shares	—	(37,071)	—	—
A Shares	—	(1,900)	—	—

Total Distributions to Shareholders	—	(102,567)	—	(11,924,365)

CAPITAL SHARE TRANSACTIONS:
Sale of shares:
Institutional Shares	99,185	12,575,508	10,535,753	25,889,588
A Shares	—	1,121,766	420,699	2,699,424
D Shares	—	—	5,945	2,828
Reinvestment of distributions:
Institutional Shares	—	100,614	—	11,176,558
A Shares	—	1,707	—	207,576
D Shares	—	—	—	479,800
Redemption of shares:
Institutional Shares	(2,074)	(1,239,926)	(14,103,672)	(17,310,730)
A Shares	(10,000)	(435,875)	(99,176)	(299,130)
D Shares	—	—	(677,594)	(1,574,001)

Increase (Decrease) from Capital Share Transactions	87,111	12,123,794	(3,918,045)	21,271,913

Increase (Decrease) in Net Assets	(1,632,551)	3,510,375	(81,109,987)	12,221,234
NET ASSETS:
Beginning of period	17,458,978	13,948,603	174,587,745	162,366,511

End of period*	$15,826,427	$17,458,978	$93,477,758	$174,587,745

*Accumulated net investment income (loss)	$23,840	$—	$(646,271)	$—

SHARES TRANSACTIONS
Sale of shares:
Institutional Shares	16,769	1,559,355	1,005,059	1,968,274
A Shares	—	134,717	43,887	198,336
D Shares	—	—	245	130
Reinvestment of distributions:
Institutional Shares	—	10,587	—	837,823
A Shares	—	180	—	15,714
D Shares	—	—	—	18,669
Redemption of shares:
Institutional Shares	(324)	(155,682)	(1,555,062)	(1,342,641)
A Shares	(1,648)	(50,894)	(13,946)	(24,499)
D Shares	—	—	(31,453)	(63,350)

Increase (Decrease) from Capital Share Transactions	14,797	1,498,263	(551,270)	1,608,456

**	Effective November 1, 2008, the Fund changed its fiscal year end from October 31 to May 31. The information presented is for the period November 1, 2008 to November 30, 2008.

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY SMALL-CAP VALUE FUND		BROWN ADVISORY OPPORTUNITY FUND
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
OPERATIONS
Net investment income (loss)	$6,446	$(325,045)	$(123,723)	$(211,502)
Net realized gains (losses)	(29,812,635)	4,914,848	(6,588,909)	(140,083)
Net change in unrealized appreciation (depreciation)	(15,093,399)	(25,932,203)	(7,767,849)	(153,303)

Decrease in Net Assets from Operations	(44,899,588)	(21,342,400)	(14,480,481)	(504,888)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(48,464)	(165,077)	—	—
Net realized gain:
Institutional Shares	—	(12,435,651)	—	—
A Shares	—	(93,858)	—	—

Total Distributions to Shareholders	(48,464)	(12,694,586)	—	—

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	7,784,780	26,688,547	3,689,017	13,989,213
A Shares	15,563	255,177	—	—
Reinvestment of distributions:
Institutional Shares	8,189	12,435,723	—	—
A Shares	—	80,589	—	—
Redemption of shares:
Institutional Shares	(24,234,176)	(28,260,068)	(4,687,690)	(1,647,378)
A Shares	(72,414)	(174,074)	—	—
Redemption fees:	—	—	2,588	469

Increase (Decrease) from Capital Share Transactions	(16,498,058)	11,025,894	(996,085)	12,342,304

Increase (Decrease) in Net Assets	(61,446,110)	(23,011,092)	(15,476,566)	11,837,416
NET ASSETS
Beginning of period	123,517,943	146,529,035	29,740,066	17,902,650

End of period*	$62,071,833	$123,517,943	$14,263,500	$29,740,066

*Accumulated net investment income (loss)	$(42,018)	$—	$(123,750)	$(27)

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	765,594	2,143,676	287,569	914,164
A Shares	1,944	18,104	—	—
Reinvestment of distributions:
Institutional Shares	736	974,197	—	—
A Shares	—	6,351	—	—
Redemption of shares:
Institutional Shares	(2,719,204)	(2,217,108)	(442,188)	(108,825)
A Shares	(9,226)	(14,952)	—	—

Increase (Decrease) from Capital Share Transactions	(1,960,156)	910,268	(154,619)	805,339

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY CORE INTERNATIONAL FUND		BROWN ADVISORY MARYLAND BOND FUND
	Six Months Ended November 30, 2008	Year Ended May 31, 2008	Six Months Ended November 30, 2008	Year Ended May 31, 2008
OPERATIONS
Net investment income	$1,471,608	$8,086,466	$1,626,004	$3,149,811
Net realized gains (losses)	(53,423,747)	70,015,759	10,173	20,232
Net change in unrealized appreciation (depreciation)	(92,914,197)	(80,856,626)	(2,168,920)	1,021,958

Increase (Decrease) in Net Assets from Operations	(144,866,336)	(2,754,401)	(532,743)	4,192,001

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(4,593,647)	(7,309,925)	(1,626,004)	(3,149,843)
Net realized gain:
Institutional Shares	—	(33,627,722)	—	—

Total Distributions to Shareholders	(4,593,647)	(40,937,647)	(1,626,004)	(3,149,843)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	38,725,435	62,868,073	20,590,697	45,588,373
Reinvestment of distributions:
Institutional Shares	94,835	33,807,009	168,984	290,472
Redemption of shares:
Institutional Shares	(82,607,740)	(70,017,654)	(14,100,169)	(45,328,797)

Increase (Decrease) from Capital Share Transactions	(43,787,470)	26,657,428	6,659,512	550,048

Increase (Decrease) in Net Assets	(193,247,453)	(17,034,620)	4,500,765	1,592,206
NET ASSETS
Beginning of period	336,142,674	353,177,294	94,001,379	92,409,173

End of period*	$142,895,221	$336,142,674	$98,502,144	$94,001,379

* Accumulated net investment income	$206,462	$3,328,501	$—	$—

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,128,622	4,109,793	2,003,589	4,396,468
Reinvestment of distributions:
Institutional Shares	7,453	2,025,722	16,502	28,053
Redemption of shares:
Institutional Shares	(7,413,235)	(4,263,064)	(1,366,125)	(4,378,952)

Increase (Decrease) from Capital Share Transactions	(3,277,160)	1,872,451	653,966	45,569

See Notes to Financial Statements.

Statements of Changes in Net Assets

	BROWN ADVISORY INTERMEDIATE INCOME FUND
	Six Months Ended November 30, 2008	Year Ended May 31, 2008
OPERATIONS
Net investment income	$3,698,413	$7,158,473
Net realized gains	393,064	1,624,609
Net change in unrealized appreciation (depreciation)	(3,652,158)	3,055,992

Increase in Net Assets from Operations	439,319	11,839,074

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	(3,245,450)	(6,364,576)
A Shares	(507,720)	(839,394)

Total Distributions to Shareholders	(3,753,170)	(7,203,970)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	42,840,664	64,991,461
A Shares	1,887,797	5,594,857
Reinvestment of distributions:
Institutional Shares	473,775	780,467
A Shares	329,447	598,365
Redemption of shares:
Institutional Shares	(36,437,323)	(55,922,976)
A Shares	(1,283,803)	(1,639,323)
Redemption fees:	97	1,702

Increase from Capital Share Transactions	7,810,654	14,404,553

Increase in Net Assets	4,496,803	19,039,657
NET ASSETS
Beginning of period	165,930,342	146,890,685

End of period*	$170,427,145	$165,930,342

*Accumulated net investment income	$43,059	$97,816

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	4,009,467	6,069,202
A Shares	180,144	525,502
Reinvestment of distributions:
Institutional Shares	44,684	73,066
A Shares	31,549	56,862
Redemption of shares:
Institutional Shares	(3,418,957)	(5,194,650)
A Shares	(122,334)	(155,884)

Increase from Capital Share Transactions	724,553	1,374,098

See Notes to Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

	Selected Data for a Single Share
	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized And Unrealized Gain (Loss)	Total from Investment Operations	Distributions			Redemption Fees(a)		Net Asset Value End of Period
						from Net Investment Income	from Net Realized Gains	Total Distributions to Shareholders
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
Institutional Shares
November 30, 2008	$10.66	(0.01	)(a)	(3.72)	(3.73)	—	—	—	—		$6.93
May 31, 2008	10.87	(0.04	)(a)	(0.17)	(0.21)	—	—	—	—		10.66
May 31, 2007	8.97	(0.02	)(a)	1.92	1.90	—	—	—	—		10.87
May 31, 2006	8.50	(0.01	)(a)	0.48	0.47	—	—	—	—		8.97
May 31, 2005	8.33	0.03	(a)	0.17	0.20	(0.03)	—	(0.03)	—		8.50
May 31, 2004	7.22	—	(g)	1.12	1.12	(0.01)	—	(0.01)	—	(g)	8.33
A Shares
November 30, 2008	10.55	(0.04	)(a)	(3.67)	(3.71)	—	—	—	—		6.84
May 31, 2008	10.83	(0.10	)(a)	(0.18)	(0.28)	—	—	—	—		10.55
May 31, 2007	8.98	(0.08	)(a)	1.93	1.85	—	—	—	—		10.83
May 31, 2006 (f)	8.94	—	(a)(g)	0.04	0.04	—	—	—	—		8.98

BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
Institutional Shares
November 30, 2008	$13.07	0.10	(a)	(4.79)	(4.69)	(0.10)	—	(0.10)	—		$8.28
May 31, 2008	16.03	0.19	(a)	(1.98)	(1.79)	(0.20)	(0.97)	(1.17)	—		13.07
May 31, 2007	13.69	0.20	(a)	2.85	3.05	(0.20)	(0.51)	(0.71)	—		16.03
May 31, 2006	13.66	0.21	(a)	0.88	1.09	(0.17)	(0.89)	(1.06)	—		13.69
May 31, 2005	13.44	0.14	(a)	1.00	1.14	(0.12)	(0.80)	(0.92)	—		13.66
May 31, 2004 (h)	12.86	0.04		0.56	0.60	(0.02)	—	(0.02)	—	(g)	13.44
A Shares
November 30, 2008	13.11	0.07	(a)	(4.79)	(4.72)	(0.07)	—	(0.07)	—		8.32
May 31, 2008	16.05	0.11	(a)	(2.00)	(1.89)	(0.08)	(0.97)	(1.05)	—		13.11
May 31, 2007	13.68	0.12	(a)	2.85	2.97	(0.09)	(0.51)	(0.60)	—		16.05
May 31, 2006 (f)	13.96	0.05	(a)	(0.33)	(0.28)	—	—	—	—		13.68

BROWN ADVISORY FLEXIBLE VALUE FUND
Year/Period Ended
Institutional Shares
November 30, 2008 (p)	$6.14	0.01	(a)	(0.61)	(0.60)	—	—	—	—		$5.54
October 31, 2008	10.38	0.04	(a)	(4.20)	(4.16)	(0.05)	(0.03)	(0.08)	—		6.14
October 31, 2007 (f)	10.00	0.01	(a)	0.38	0.39	(0.01)	—	(0.01)	—		10.38
A Shares
November 30, 2008 (p)	6.14	0.01	(a)	(0.62)	(0.61)	—	—	—	—		5.53
October 31, 2008	10.36	0.02	(a)	(4.21)	(4.19)	—	(0.03)	(0.03)	—		6.14
October 31, 2007 (f)	10.41	(0.02	)(a)	(0.03)	(0.05)	—	—	—	—		10.36

See Notes to Financial Statements.

Financial Highlights

Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(b)(c)	Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)(d)	Net Expenses(d)	Gross Expenses(d)(e)	Portfolio Turnover Rate(c)

(34.99)%	$46,668	(0.32)%	1.07%	1.07%	33%
(1.93)%	69,738	(0.41)%	1.06%	1.06%	56%
21.18%	71,355	(0.25)%	1.09%	1.09%	29%
5.53%	52,938	(0.13)%	1.09%	1.11%	38%
2.45%	44,288	0.41%	0.98%	1.09%	40%
15.52%	44,709	0.03%	1.00%	1.21%	32%

(35.17)%	3,877	(0.85)%	1.60%	1.65%	33%
(2.59)%	5,645	(0.96)%	1.60%	1.67%	56%
20.60%	3,988	(0.77)%	1.60%	2.07%	29%
0.45%	1,825	(0.51)%	1.49%	7.00%	38%

(36.06)%	$121,463	1.81%	0.98%	0.98%	53%
(11.60)%	196,954	1.33%	0.97%	0.97%	47%
22.85%	216,826	1.38%	0.99%	0.99%	39%
8.26%	158,306	1.51%	0.99%	0.99%	75%
8.67%	133,454	1.04%	0.99%	1.03%	78%
4.69%	95,117	0.82%	1.00%	1.09%	33%

(36.13)%	5,224	1.26%	1.54%	1.54%	53%
(12.15)%	6,958	0.75%	1.56%	1.56%	47%
22.14%	5,711	0.81%	1.60%	1.86%	39%
(2.01)%	2,120	4.11%	1.56%	4.84%	75%

(9.77)%	$14,862	1.85%	1.10%	2.52%	0%
(40.37)%	16,379	0.46%	1.10%	3.07%	27%
3.93%	12,997	0.12%	1.10%	5.06%	19%

(9.93)%	964	1.61%	1.35%	3.76%	0%
(40.55)%	1,080	0.24%	1.35%	4.32%	27%
(0.48)%	951	(0.17)%	1.35%	12.67%	19%

See Notes to Financial Statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

	Selected Data for a Single Share
	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized And Unrealized Gain (Loss)	Total from Investment Operations	Distributions			Redemption Fees(a)		Net Asset Value End of Period
						from Net Investment Income	from Net Realized Gains	Total Distributions to Shareholders
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
Institutional Shares
November 30, 2008	$13.17	(0.05	)(a)	(5.75)	(5.80)	—	—	—	—		$7.37
May 31, 2008	13.92	(0.12	)(a)	0.39	0.27	—	(1.02)	(1.02)	—		13.17
May 31, 2007	11.38	(0.08	)(a)	2.62	2.54	—	—	—	—		13.92
May 31, 2006	10.32	(0.11	)(a)	1.17	1.06	—	—	—	—		11.38
May 31, 2005	10.11	(0.12	)(a)	0.33	0.21	—	—	—	—	(g)	10.32
May 31, 2004	7.99	(0.14)		2.26	2.12	—	—	—	—	(g)	10.11
A Shares
November 30, 2008	12.99	(0.08	)(a)	(5.65)	(5.73)	—	—	—	—		7.26
May 31, 2008	13.83	(0.20	)(a)	0.38	0.18	—	(1.02)	(1.02)	—		12.99
May 31, 2007	11.37	(0.14	)(a)	2.60	2.46	—	—	—	—		13.83
May 31, 2006 (f)(i)	12.11	(0.02	)(a)	(0.72)	(0.74)	—	—	—	—		11.37
May 31, 2005	19.09	(0.28	)(a)	0.57	0.29	—	—	—	—	(g)	19.38
May 31, 2004	15.06	(0.30)		4.33	4.03	—	—	—	—		19.09
D Shares
November 30, 2008	25.32	(0.13	)(a)	(11.04)	(11.17)	—	—	—	—		14.15
May 31, 2008	25.93	(0.32	)(a)	0.73	0.41	—	(1.02)	(1.02)	—		25.32
May 31, 2007	21.28	(0.24	)(a)	4.89	4.65	—	—	—	—		25.93
May 31, 2006	19.38	(0.31	)(a)	2.21	1.90	—	—	—	—		21.28

BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
Institutional Shares
November 30, 2008	$12.07	—	(a)(g)	(4.57)	(4.57)	— (g)	—	— (g)	—		$7.50
May 31, 2008	15.72	(0.03	)(a)	(2.25)	(2.28)	(0.02)	(1.35)	(1.37)	—		12.07
May 31, 2007	14.09	0.12	(a)	2.30	2.42	(0.08)	(0.71)	(0.79)	—		15.72
May 31, 2006 (j)	13.08	0.07	(a)	1.94	2.01	(0.09)	(0.91)	(1.00)	—	(g)	14.09
May 31, 2005 (j)	11.31	0.07	(a)	2.07	2.14	(0.06)	(0.31)	(0.37)	—		13.08
May 31, 2004 (j)	10.00	(0.01)		1.32	1.31	—	— (g)	—	—	(g)	11.31
A Shares
November 30, 2008	11.98	(0.03	)(a)	(4.53)	(4.56)	—	—	—	—		7.42
May 31, 2008	15.67	(0.11	)(a)	(2.23)	(2.34)	—	(1.35)	(1.35)	—		11.98
May 31, 2007	14.08	0.04	(a)	2.28	2.32	(0.02)	(0.71)	(0.73)	—		15.67
May 31, 2006 (f)	14.94	—	(a)(g)	(0.86)	(0.86)	—	—	—	—	(g)	14.08

BROWN ADVISORY OPPORTUNITY FUND
Year/Period Ended
Institutional Shares
November 30, 2008	$15.10	(0.06	)(a)	(7.18)	(7.24)	—	—	—	—	(g)	$7.86
May 31, 2008	15.38	(0.14	)(a)	(0.14)	(0.28)	—	—	—	—	(g)	15.10
May 31, 2007	12.55	(0.06	)(a)	2.89	2.83	—	—	—	—		15.38
May 31, 2006	12.39	(0.16	)(a)	0.32	0.16	—	—	—	—		12.55
May 31, 2005 (l)(m)	12.49	(0.16	)(a)	0.06 (n)	(0.10)	—	—	—	—	(g)	12.39
May 31, 2004 (l)(m)	9.85	(0.22)		2.86	2.64	—	—	—	—	(g)	12.49

See Notes to Financial Statements.

Financial Highlights

Ratios/Supplemental Data
			Ratios to Average Net Assets
Total Return(b)(c)		Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)(d)	Net Expenses(d)	Gross Expenses(d)(e)	Portfolio Turnover Rate(c)

(44.04)%		$84,794	(0.86)%	1.27%	1.27%	47%
1.87%		158,648	(0.94)%	1.25%	1.25%	81%
22.32%		147,362	(0.68)%	1.27%	1.27%	65%
10.27%		122,211	(1.01)%	1.25%	1.26%	80%
2.08%		106,643	(1.19)%	1.23%	1.25%	22%
26.53%		112,594	(1.21)%	1.23%	1.24%	25%

(44.11)%		2,201	(1.44)%	1.85%	1.92%	47%
1.21%		3,553	(1.55)%	1.85%	2.07%	81%
21.64%		1,160	(1.12)%	1.85%	5.11%	65%
(6.11)%		370	(1.55)%	1.80%	11.69%	80%
1.52%		15,281	(1.49)%	1.53%	1.80%	22%
26.76%		18,846	(1.49)%	1.50%	1.81%	25%

(44.12)%		6,483	(1.21)%	1.62%	1.62%	47%
1.50%		12,387	(1.29)%	1.59%	1.59%	81%
21.85%		13,845	(1.06)%	1.63%	1.63%	65%
9.80%		13,982	(1.44)%	1.68%	1.69%	80%

(37.84)%		$61,642	0.02%	1.30%	1.30%	38%
(14.97)%		122,737	(0.25)%	1.26%	1.27%	65%
17.71%		145,656	0.86%	1.27%	1.27%	58%
15.79%		113,999	0.50%	1.26%	1.28%	48%
19.09%		85,004	0.58%	1.23%	1.35%	57%
13.13%		39,779	(0.33)%	1.25%	2.04%	33%

(38.06)%		430	(0.54)%	1.85%	2.63%	38%
(15.39)%		781	(0.84)%	1.85%	2.55%	65%
16.96%		873	0.30%	1.85%	5.22%	58%
(5.76)%		182	(0.29)%	1.80%	41.84%	48%

(47.95)%		$14,264	(1.08)%	1.50%	1.57%	75%
(1.82)%		29,740	(0.91)%	1.50%	1.70%	131%
22.55%		17,903	(0.45)%	1.50%	1.97%	118%
1.29	%(k)	18,650	(1.15)%	1.50%	1.75%	96%
(0.80)%		20,442	(1.31)%	1.50%	1.50%	16%
26.80%		29,747	(1.48)%	1.50%	1.50%	61%

See Notes to Financial Statements.

Financial Highlights

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

	Selected Data for a Single Share
	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized And Unrealized Gain (Loss)	Total from Investment Operations	Distributions			Redemption Fees(a)		Net Asset Value End of Period
						from Net Investment Income	from Net Realized Gains	Total Distributions to Shareholders
BROWN ADVISORY CORE INTERNATIONAL FUND
Year/Period Ended
Institutional Shares
November 30, 2008	$15.39	0.07	(a)	(7.53)	(7.46)	(0.23)	—	(0.23)	—		$7.70
May 31, 2008	17.69	0.39	(a)	(0.51)	(0.12)	(0.36)	(1.82)	(2.18)	—		15.39
May 31, 2007	15.60	0.20	(a)	2.63	2.83	(0.16)	(0.58)	(0.74)	—		17.69
May 31, 2006	12.92	0.15	(a)	3.35	3.50	(0.13)	(0.69)	(0.82)	—		15.60
May 31, 2005	13.69	0.21	(a)	1.34	1.55	(0.19)	(2.13)	(2.32)	—		12.92
May 31, 2004 (h)	13.48	0.09		0.13	0.22	(0.01)	—	(0.01)	—	(g)	13.69

BROWN ADVISORY MARYLAND BOND FUND
Year/Period Ended
Institutional Shares
November 30, 2008	$10.42	0.18	(a)	(0.24)	(0.06)	(0.18)	—	(0.18)	—		$10.18
May 31, 2008	10.29	0.37	(a)	0.13	0.50	(0.37)	—	(0.37)	—		10.42
May 31, 2007	10.28	0.32	(a)	0.01	0.33	(0.32)	—	(0.32)	—		10.29
May 31, 2006	10.51	0.29	(a)	(0.23)	0.06	(0.29)	—	(0.29)	—		10.28
May 31, 2005	10.44	0.30	(a)	0.07	0.37	(0.30)	— (g)	(0.30)	—		10.51
May 31, 2004 (o)	10.85	0.29		(0.41)	(0.12)	(0.29)	—	(0.29)	—		10.44

BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
Institutional Shares
November 30, 2008	$10.76	0.23	(a)	(0.19)	0.04	(0.24)	—	(0.24)	—	(g)	$10.56
May 31, 2008	10.46	0.49	(a)	0.35	0.84	(0.54)	—	(0.54)	—	(g)	10.76
May 31, 2007	10.36	0.47	(a)	0.11	0.58	(0.48)	—	(0.48)	—		10.46
May 31, 2006	10.76	0.43	(a)	(0.39)	0.04	(0.44)	—	(0.44)	—	(g)	10.36
May 31, 2005	10.71	0.41	(a)	0.06	0.47	(0.42)	—	(0.42)	—		10.76
May 31, 2004 (h)	10.92	0.18		(0.19)	(0.01)	(0.20)	—	(0.20)	—	(g)	10.71
A Shares
November 30, 2008	10.60	0.21	(a)	(0.19)	0.02	(0.22)	—	(0.22)	—		10.40
May 31, 2008	10.28	0.45	(a)	0.35	0.80	(0.48)	—	(0.48)	—		10.60
May 31, 2007	10.19	0.43	(a)	0.11	0.54	(0.45)	—	(0.45)	—		10.28
May 31, 2006	10.59	0.39	(a)	(0.38)	0.01	(0.41)	—	(0.41)	—		10.19
May 31, 2005	10.55	0.37	(a)	0.06	0.43	(0.39)	—	(0.39)	—		10.59
May 31, 2004 (h)	10.76	0.16		(0.18)	(0.02)	(0.19)	—	(0.19)	—		10.55

See Notes to Financial Statements.

Financial Highlights

Ratios/Supplemental Data

		Ratios to Average Net Assets
Total Return(b)(c)	Net Assets at End of Period (000’s Omitted)	Net Investment Income (Loss)(d)	Net Expenses(d)	Gross Expenses(d)(e)	Portfolio Turnover Rate(c)

(49.07)%	$142,895	1.28%	1.26%	1.26%	33%
(1.34)%	336,143	2.41%	1.26%	1.26%	124%
18.62%	353,177	1.24%	1.24%	1.24%	33%
27.89%	287,710	1.06%	1.31%	1.31%	35%
11.44%	195,690	1.56%	1.33%	1.36%	78%
1.63%	125,796	1.51%	1.25%	1.30%	39%

(0.61)%	$98,502	3.41%	0.27%	0.77%	4%
4.93%	94,001	3.55%	0.27%	0.77%	10%
3.21%	92,409	3.06%	0.71%	0.80%	6%
0.65%	82,118	2.83%	0.80%	0.80%	8%
3.58%	73,981	2.80%	0.75%	0.81%	5%
(1.10)%	69,829	2.73%	0.75%	0.84%	6%

0.35%	$146,432	4.34%	0.58%	0.58%	23%
7.70%	142,412	4.54%	0.58%	0.58%	56%
5.72%	128,463	4.46%	0.60%	0.60%	25%
0.42%	111,564	4.09%	0.60%	0.61%	33%
4.31%	96,484	3.77%	0.60%	0.64%	39%
(0.01)%	69,251	3.90%	0.60%	0.64%	14%

0.23%	23,995	4.07%	0.85%	0.86%	23%
7.47%	23,519	4.25%	0.86%	0.86%	56%
5.39%	18,428	4.16%	0.90%	0.90%	25%
0.06%	15,525	3.71%	0.97%	0.97%	33%
4.09%	16,823	3.48%	0.88%	1.07%	39%
(0.20)%	18,971	3.64%	0.85%	1.08%	14%

See Notes to Financial Statements.

Financial Highlights

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not include the effects of sales charges for A Shares.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	See Note 1 for dates of commencement of operations.
(g)	Less than $0.01 per share
(h)	Effective May 31, 2004 the Fund changed its fiscal year end from December 31 to May 31.
(i)	Shares issued and outstanding as of April 25, 2006 were reclassified as D Shares.
(j)	Shares issued and outstanding as for April 25, 2006, were reclassified as Institutional Shares.
(k)	The Fund’s total return calculation includes a reimbursement by an affiliate. Excluding the effect of this payment from the Fund’s ending net assets value per share, total return for the year ended May 31, 2006, would have been (1.67%).
(l)	Period audited by other auditors.
(m)	Financial information is that of the Predecessor Fund.
(n)	The amount shown for the year ended May 31, 2005, for a share outstanding throughout the year does not accord with the aggregate net losses on investments for that year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.
(o)	Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 0.03%. For the aforementioned period, the annualized gross expenses and net expenses for A Shares were 8.31% and 0.99%, respectively.
(p)	Effective November 1, 2008 the Fund changed its fiscal year end from October 31 to May 31.

See Notes to Financial Statements.

Notes to Financial Statements

November 30, 2008

Note 1. Organization

The Brown Advisory Growth Equity Fund (“Growth Equity Fund”), Brown Advisory Value Equity Fund (“Value Equity Fund”), Brown Advisory Flexible Value Fund (“Flexible Value Fund”) (formerly Flag Investors–Equity Opportunity Fund), Brown Advisory Small-Cap Growth Fund (“Small-Cap Growth Fund”), Brown Advisory Small-Cap Value Fund (“Small-Cap Value Fund”), Brown Advisory Opportunity Fund (“Opportunity Fund”), Brown Advisory Core International Fund (“Core International Fund”) and Brown Advisory Intermediate Income Fund (“Intermediate Income Fund”) (individually a “Fund,” and collectively, the “Funds”) are each a diversified series of Forum Funds (the “Trust”). The Brown Advisory Maryland Bond Fund (“Maryland Bond Fund”) (individually included in the defined term, “Fund,” and collectively included in the defined term, “Funds”) is a non-diversified series of the Trust. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Trust currently has twenty-seven investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of a Fund’s shares of beneficial interest without par value. Effective October 1, 2008, the name of the Flag Investors–Equity Opportunity Fund was changed to the Brown Advisory Flexible Value Fund. Effective November 1, 2008, the Flexible Value Fund changed its fiscal year end from October 31 to May 31.

The Funds commenced operations as follows:

Commencement of Operations
	Institutional Shares	A Shares		D Shares
Growth Equity Fund	06/28/99	04/25/06		—
Value Equity Fund	01/28/03	04/25/06		—
Flexible Value Fund	11/30/06	01/24/07		—
Small-Cap Growth Fund	06/28/99	04/25/06	(1)	09/20/02	(1)
Small-Cap Value Fund	10/31/03	04/25/06		—
Opportunity Fund	06/29/98	—		—
Core International Fund	01/28/03	—		—
Maryland Bond Fund	12/21/00	—		—
Intermediate Income Fund	11/02/95	05/13/91		—

(1)

On April 25, 2006, all issued and outstanding A Shares were renamed as D Shares. As of the same date, the Fund ceased the public offering of D Shares. This means that D Shares are closed to new investors and current shareholders may not purchase additional D Shares (except through a pre-established distribution reinvestment program). A Shares of Small-Cap Growth Fund is a newly created Fund class.

A Shares generally provide for a front-end sales charge.

The investment objective of Growth Equity Fund and Small-Cap Growth Fund is to achieve capital appreciation by primarily investing in equity securities. The investment objective of Value Equity Fund is to achieve capital appreciation. The investment objective of Flexible Value Fund, Small-Cap Value Fund, and Opportunity Fund is to achieve long-term capital appreciation. Core International Fund’s investment objective is to seek maximum long-term total return consistent with reasonable risk to principal. Maryland Bond Fund’s investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund’s investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Notes to Financial Statements

November 30, 2008

Note 2. Summary of Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

Security Valuation – Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Options traded on an exchange or board of trade are valued at the last quoted sales price or, in the absence of a sale, at the mean of the last bid and asked prices. Options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices. Shares of open-end mutual funds are valued at net asset value. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are insufficient or not readily available or (2) the Advisor or a Sub-Advisor believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than an NAV determined by using market quotes.

Financial Accounting Standards No. 157 – In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical assets

Level 2 – other significant inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements

November 30, 2008

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Brown Advisory Funds’ net assets as of November 30, 2008:

Fund	Level 1	Level 2	Level 3	Total
Growth Equity Fund	$48,920,162	$1,551,803	$—	$50,471,965
Value Equity Fund	122,529,434	4,163,902	—	126,693,336
Flexible Value Fund	14,965,181	836,293	—	15,801,474
Small-Cap Growth Fund	89,683,561	2,225,926	224,448	92,133,935
Small-Cap Value Fund	60,116,094	24,678	—	60,140,772
Opportunity Fund	13,697,426	642,053	—	14,339,479
Core International Fund	138,486,004	2,116,968	—	140,602,972
Maryland Bond Fund	—	100,065,383	—	100,065,383
Intermediate Income Fund	—	168,820,655	—	168,820,655

The following is a reconciliation of Level 3 (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

	Small-Cap Growth Fund	Small-Cap Value Fund
	Investments in Securities
Balance as of May 31, 2008	$120,000	$2,800
Accrued Accretion/(Amortization)	—	—
Change in Unrealized Appreciation/(Depreciation)	(15,552)	(2,800)
Net Purchases/(Sales)	120,000	—
Transfers In/(Out)	—	—

Balance as of November 30, 2008	$224,448	$—

Security Transactions, Investment Income and Realized Gain and Loss – For financial reporting purposes, investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium and discount is amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes. Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Notes to Financial Statements

November 30, 2008

The Core International Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options – Each Fund, except the Maryland Bond Fund and the Intermediate Income Fund, may invest in options. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. A Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund purchases an option, an amount equal to the premium paid by a Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Funds is included in the Schedules of Investments.

Securities Lending – The Core International Fund lends portfolio securities from time to time in order to earn additional income. The Core International Fund receives collateral in the form of securities, letters of credit and/or cash against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. There were no outstanding loans by the Fund for the six months ended November 30, 2008.

Notes to Financial Statements

November 30, 2008

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly for Growth Equity Fund, Value Equity Fund, Flexible Value Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Opportunity Fund and Core International Fund. For Maryland Bond Fund distributions are declared daily and paid monthly. For Intermediate Income Fund distributions are declared and paid monthly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

In June 2006, FASB issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes–an interpretation of FAS 109 (“FIN 48”), which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management of the Funds has concluded there was no material impact to the Funds as a result of the adoption of FIN 48.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series or class are allocated among the respective series or class in an equitable manner.

The Funds’ class specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.

Redemption Fees – A shareholder who redeems or exchanges Institutional Shares of each Fund, except the Brown Advisory Flexible Value Fund, within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain exceptions. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. Each Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

Recent Accounting Pronouncements – In March 2008, the FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about each Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial position, performance and cash flows. Management has recently begun evaluating the impact the adoption of SFAS 161 will have on each Fund’s financial statements and related disclosures.

Notes to Financial Statements

November 30, 2008

Note 3. Advisory Fees, Servicing Fees and Other Transactions

Investment Advisor – Brown Investment Advisory, Incorporated (the “Advisor” or “Brown”), a wholly owned subsidiary of Brown Investment Advisory & Trust Company (“BIAT”), is the investment advisor of each Fund. The Advisor does business under the name of Brown Advisory, Inc. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee payable monthly from each Fund at an annual rate of the Fund’s average annual daily net assets as follows:

Fund	Annual Advisory Fee
Growth Equity Fund	0.75%
Value Equity Fund	0.75%
Flexible Value Fund	0.85	%(1)
Small-Cap Growth Fund	1.00%
Small-Cap Value Fund	1.00%
Opportunity Fund	1.00%
Core International Fund	1.05	%(2)
Maryland Bond Fund	0.50	%(3)
Intermediate Income Fund	0.35%

(1)	Prior to November 13, 2008, Alex Brown Investment Management was the investment advisor to the Flexible Value Fund.
(2)	This fee includes an advisory fee of 1.00% of the average daily net assets of the Fund plus up to 0.05% of the average daily net assets of the Fund for reimbursement of consulting services costs.
(3)

Effective January 1, 2009, the Advisor agreed to eliminate the contractual advisory fee waiver of 0.50% for the Maryland Bond Fund and reduce the annual advisory fee from 0.50% to 0.35% of the Fund’s average annual daily net assets.

Subject to the general oversight of the Board and the Advisor during the period of the report, the following sub-advisors (each a “Sub-Advisor”) made the investment decisions for the following Funds:

Fund	Sub-Advisor
Small-Cap Value Fund	Cardinal Capital Management, L.L.C.
Core International Fund	Munder Capital Management

The sub-advisory fee, calculated as a percentage of each Fund’s assets, is paid by the Advisor.

Distribution – Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor is not affiliated with the Advisor, Citigroup Fund Services, LLC (“Citigroup”) or its affiliated companies. The Distributor receives and may re-allow to certain institutions the sales charge paid on purchases of a Fund’s A Shares. Prior to the cessation of the public offering of D Shares of Small-Cap Growth Fund, the Distributor received and re-allowed the sales charge paid on purchases of D Shares to certain institutions.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (“Distribution Plan”), each Fund pays the Distributor or any other entity as authorized by the Board, as compensation for the distribution-related and/or shareholder services provided by such entities an aggregate fee equal to 0.50% of the average daily net assets of A Shares

Notes to Financial Statements

November 30, 2008

for each Fund (0.25% for A Shares of Flexible Value, Opportunity Fund and Intermediate Income Fund) and 0.25% of the average daily net assets of D Shares. With respect to A Shares, up to 0.25% of average daily net assets can be used to pay for shareholder services. The Distributor may pay any or all amounts received under the Rule 12b-1 Plan to other persons, including the Advisor, for any distribution or service activity.

The Trust has also adopted a Shareholder Service Plan under which each Fund may pay a fee of up to 0.05% of the average daily net assets of each Fund’s Institutional Shares for shareholder services provided to the Fund by financial institutions, including the Advisor.

For the period ended November 30, 2008, the Distributor did not retain any of the front-end sales charges assessed on the sale of A Shares. For the period ended November 30, 2008, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of A Shares.

Other Service Providers – Citigroup provides administration, portfolio accounting and transfer agency services to each Fund. Certain employees of Citigroup are also officers of the Trust. Prior to January 2, 2009, Atlantic Fund Administration, LLC (“Atlantic”) provided administration, portfolio accounting and transfer agency services for the Flexible Value Fund.

Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Funds. Neither the Distributor or FCS have a role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds. Certain officers or employees of FCS are also officers of the Trust. Prior to January 2, 2009, Atlantic provided a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and an Anti-Money Laundering Officer to the Flexible Value Fund, as well as certain additional compliance support functions.

BIAT, the parent company of the Advisor, is the custodian for each Fund except Core International Fund and Intermediate Income Fund. Each of Core International Fund and Intermediate Income Fund have appointed Citibank, N.A. as custodian. Each custodian may employ sub-custodians to provide custody of each Fund’s domestic and/or foreign assets.

For its services, BIAT receives a fee of 0.01% of each Funds’ first $1 billion in assets; 0.0075% on Fund assets of $1-2 billion; 0.0050% on Fund assets of $2-6 billion; and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees.

Note 4. Fee Waivers and Expense Reimbursements

During the period, the Advisor contractually agreed to waive a portion of its fees and reimburse certain expenses through September 30, 2009 to limit total annual operating expenses for Growth Equity Fund A Shares and Value Equity Fund A Shares to 1.60%, Small-Cap Growth Fund A Shares and Small-Cap Value Fund A Shares to 1.85% and Opportunity Fund Institutional Shares to 1.50% for each of the class’ average daily net assets. For the Flexible Value Fund the Advisor contractually agreed to waive a portion of its fees and reimburse certain expenses for the period through November 12, 2008 and voluntarily agreed to waive its fees and reimburse certain expenses for the period from November 13, 2008 through September 30, 2009 to limit total annual operating expenses for A Shares to 1.35% and Institutional Shares to 1.10% for each of the class’ average daily net assets. Maryland Bond Fund contractually agreed to waive all of its 0.50% advisory fee

Notes to Financial Statements

November 30, 2008

through December 31, 2008. Effective January 1, 2009, the Board approved the termination of the Advisor’s contractual obligation to waive its advisory fee with respect to Maryland Bond Fund and authorized a decrease in the advisory fee to 0.35% of the Fund’s average annual daily net assets. Other service providers for the Funds have voluntarily agreed to waive a portion of their fees. Voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended November 30, 2008, fees waived and expenses reimbursed were as follows:

	Investment Advisor Waived and Reimbursed		Other Waived		Total Fees Waived and Reimbursed
Growth Equity Fund	$1,194		$466		$1,660
Value Equity Fund	—		1,796		1,796
Flexible Value Fund	17,700	(1)	1,600	(1)	19,300	(1)
Small-Cap Growth Fund	1,075		1,256		2,331
Small-Cap Value Fund	2,495		534		3,029
Opportunity Fund	6,105		2,000		8,105
Core International Fund	—		452		452
Maryland Bond Fund	237,395		96		237,491
Intermediate Income Fund	—		678		678

(1)	For the period November 1, 2008 to November 30, 2008.

Note 5. Security Transactions

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments for the period ended November 30, 2008, were as follows:

	Investment Securities			U.S. Government Obligations
	Purchases		Sales	Purchases	Sales
Growth Equity Fund	$25,309,001		$21,007,382	$—	$—
Value Equity Fund	86,583,912		85,782,545	—	—
Flexible Value Fund	85,960	(1)	—	—	—
Small-Cap Growth Fund	70,478,232		62,966,088	—	—
Small-Cap Value Fund	36,261,456		47,350,298	—	—
Opportunity Fund	16,884,503		16,183,171	—	—
Core International Fund	75,787,728		116,121,220	—	—
Maryland Bond Fund	16,378,563		3,300,000	—	—
Intermediate Income Fund	41,927,745		31,568,988	37,691,096	29,570,837

(1)	For the period November 1, 2008 to November 30, 2008.

Notes to Financial Statements

November 30, 2008

Note 6. Federal Income Tax and Investment Transactions

As of May 31, 2008, distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses		Unrealized Appreciation (Depreciation)		Total
Growth Equity Fund	$—	$—	$204,591	$—		$10,239,827		$10,444,418
Value Equity Fund	—	558,177	—	(9,539,670)		11,929,729		2,948,236
Flexible Value Fund	—	—	—	(3,629,053	)(1)	(4,851,947	)(1)	(8,481,000	)(1)
Small-Cap Growth Fund	—	—	4,409,232	—		23,426,030		27,835,262
Small-Cap Value Fund	—	—	2,220,346	—		(3,326,990)		(1,106,644)
Opportunity Fund	—	—	—	(126,892,938)		2,275,388		(124,617,550)
Core International Fund	—	3,326,977	55,806,786	—		4,525,401		63,659,164
Maryland Bond Fund	267,431	—	—	(79,128)		708,181		896,484
Intermediate Income Fund	—	731,618	—	(260,347)		1,307,371		1,778,642

(1)	As of October 31, 2008.

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, post-October losses and dividend payables.

As of May 31, 2008, the capital loss carryovers available to offset future capital gains are as follows:

	Expiring 2009	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016		Total Capital Loss Carryovers
Flexible Value Fund	$—	$—	$—	$—	$—	$—	$—	$3,629,053	(1)	$3,629,053	(1)
Opportunity Fund	13,535,176	20,954,523	35,701,503	22,992,793	458,257	32,106,135	—	—		125,748,387
Maryland Bond Fund	—	—	—	—	—	—	74,696	4,432		79,128
Intermediate Income Fund	—	—	—	—	—	—	3,518	—		3,518

(1)	As of October 31, 2008.

Note 7. Concentration of Risk

Core International Fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

Maryland Bond Fund is non-diversified and may focus its investments in the securities of a limited number of issuers. Concentration of Maryland Bond Fund in securities of a limited amount of issuers exposes them to greater market risk and potential monetary losses than if their assets were diversified among the securities of a greater number of issues. Maryland Bond Fund invests a substantial amount of its assets in issuers located in Maryland and therefore, it is more susceptible to economical, environmental and political factors adversely affecting issuers of Maryland municipal securities than would be comparable tax-exempt mutual funds that invest nationally. These factors may have an adverse effect on the issuers’ ability to meet their continued obligations to pay interest and principal to investors and therefore impact the value of the Fund’s investment and NAV.

Notes to Financial Statements

November 30, 2008

Investors in bond funds should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. Generally bond prices fall when interest rates rise, and vice versa. This effect is usually more pronounced for longer-term securities.

Additional Information

November 30, 2008

Investment Advisory Agreement Approval

At the August 27, 2008 Board meeting, the Board, including the Trustees that are not interested persons of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), considered the approval of the continuance of the investment advisory agreement pertaining to the Funds (the “Advisory Agreement”) and, as applicable, the sub-advisory agreements pertaining to certain Funds (the “Sub-Advisory Agreements”). In evaluating the Advisory and Sub-Advisory Agreements for the Funds, the Board reviewed materials furnished by the Advisor, Cardinal Capital Management, L.L.C. and Munder Capital Management (the “Sub-Advisors”) and the Fund’s administrator, including information regarding the Advisor and Sub-Advisors, their personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Funds by the Advisor and Sub-Advisors, including information on the investment performance of the Advisor and any Sub-Advisors; (2) the costs of the services to be provided and profitability to the Advisor with respect to its relationship with the Funds; (3) the advisory fee and total expense ratios of the Funds compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable the Funds’ investors to share in the benefits of economies of scale; and (5) other benefits received by the Advisor and any Sub-Advisor from its relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

Nature, Extent and Quality of Services

The Board received presentations from the Advisor and discussed the Advisor’s and each Sub-Advisor’s personnel, operations and financial condition. The Board considered the scope and quality of services provided by the Advisor and Sub-Advisors under the Advisory and Sub-Advisory Agreements. The Board considered the quality of the investment research capabilities of the Advisor and other resources dedicated to performing services for the Funds. The quality of supervisory and other services also were considered. With respect to the Small-Cap Value and the Core International Funds, the Board noted that the Advisor recommended approval of a continuation of the Sub-Advisors for the Funds. The Board considered the professional experience and qualifications of each Fund’s portfolio manager. In light of all the factors considered, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each fund by the Advisor and the Sub-Advisors.

Performance

The Advisor explained to the Board its approach to managing the Funds, as well as information regarding each Fund’s performance. In connection with the renewal of the Sub-Advisory Agreements, the Board also considered the performance of the Small-Cap Value Fund and the Core International Fund. The Board considered each Fund’s Institutional Shares performance as of the period ended June 30, 2008 for the 1-, 3-, 5- and 10 year periods depending on the length of time the Fund had been in existence:

Growth Equity Fund. The Board considered that the Fund had been ranked in the bottom quartile in its Lipper Inc. peer group for the 1- year period, in the mid- quartiles for the 3- and 5- year periods and had outperformed its benchmark, the S&P 500 Index for the 1- and 3- year periods but underperformed the benchmark, for the 5-year period. The Board considered that the Advisor represented that the Fund continues to pursue companies with strong, sustainable earnings growth, and that the Advisor represented that this approach is aligned with the Advisor’s investment philosophy.

Additional Information

November 30, 2008

Value Equity Fund. The Board considered that the Fund was ranked in the bottom quartile in its Lipper Inc. peer group for the 1-, 3- and 5- year periods and had underperformed its benchmark, the S&P 500 Index, for the same periods. The Board considered the Advisor’s representation that the Fund continues to seek to achieve capital appreciation and its portfolio was well diversified across many industries.

Small-Cap Growth Fund. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the 1- and 3-year periods, the mid quartiles for the 5- year period and had outperformed its benchmark, the Russell 2000 Growth Index, for the 1-, 3- and 5- year periods. The Board considered the Advisor’s representation that the Fund is employing a disciplined, long-term investment philosophy based on fundamental due diligence and valuation analyses.

Small-Cap Value Fund. The Board considered that the Fund had been ranked in the mid quartile in its Lipper Inc. peer group for the 1- and 3- year periods and had outperformed its benchmark, the Russell 2000 Value Index, for the 1-year period while underperforming its benchmark for the 3-year period.

Opportunity Fund. The Board considered that the Fund had been ranked in the mid quartiles of its Lipper Inc. peer group for the 1-year period and in the bottom quartile for the 3- and 5- year periods. The Board noted that the Fund had outperformed its benchmark, the Russell 3000 Index, for the 1- year period but had underperformed its benchmark for the 3- and 5-year periods. The Board noted the Advisor’s representation that the Fund seeks to implement the best ideas from the Advisor’s research team across market capitalization and investment strategy.

Core International Fund. The Board considered that the Fund had been ranked in the mid quartiles of its Lipper Inc. peer group for the 1- year period and in the bottom quartile for the 3- and 5- year periods. The Board considered that the Fund underperformed its benchmark, the MSCI EAFE Index, for the 1-, 3- and 5- year periods. The Board noted the Advisor had replaced the Fund’s Sub-Advisors with a new Sub-Advisor.

Maryland Bond Fund. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the 1- year period and in the mid quartiles for the 3- and 5- year periods. The Board considered that the Fund underperformed its benchmark, the Lehman Brothers 7 Year Municipal Bond Index, for the 1-, 3- and 5- year periods. In addition, the Board considered the Advisor’s explanation that the dominance of Maryland securities in the Fund tends to keep returns below the benchmark that is comprised of all states, since Maryland bonds are rated highly and consistently carry lower yields.

Intermediate Income Fund. The Board considered that the Fund had been ranked in the top quartile in its Lipper Inc. peer group for the 1-, 3- and 5- year periods. The Board considered that the Fund out-performed its benchmarks, the Lehman Brothers Intermediate Aggregate Index and the Lehman Brothers Intermediate Government/Credit Index, for the 1- and 3-year periods and had outperformed the Lehman Brothers Intermediate Government/Credit Index but not the Lehman Brothers Intermediate Aggregate Index for the 5- year period. The Board noted the Advisor’s representation that the Fund continues to pursue a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

Based on, among other things, the information described above, the Board concluded that in the context of all the factors presented the performance of each Fund was acceptable.

Additional Information

November 30, 2008

Compensation

The Board considered the Advisor’s compensation for providing advisory services to the Funds and analyzed comparative information on fees, expenses, and performance of similar mutual funds. While the Board considered the compensation for all of the Funds’ share classes, only the share class in existence the longest is reported here.

Growth Equity Fund. The Board noted that the contractual and net investment advisory fee rates were lower than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the contractual and net total expenses were lower than the mean and median total expenses of its Lipper Inc. peer group.

Value Equity Fund. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also considered that the contractual and net total expenses were lower than the mean and median total expenses of its Lipper Inc. peer group.

Small-Cap Growth Fund. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the contractual and net total expenses of the Fund were lower than the mean and median total expenses of its Lipper Inc. peer group.

Small-Cap Value Fund. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the contractual and total expenses were higher than the mean and median total expenses of its Lipper Inc. peer group.

Opportunity Fund. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the contractual and total expenses of the Fund were higher than the mean and median total expenses of its Lipper Inc. peer group.

Core International Fund. The Board noted that the contractual and net investment advisory fee rates were higher than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also considered that the contractual and total expenses were higher than the mean but lower than the median total expenses of its Lipper Inc. peer group.

Maryland Bond Fund. The Board noted that the contractual investment advisory fee, absent waiver, was the same as the median and higher than the mean advisory fee rates of the Lipper Inc. peer group, while the total expenses of the Fund were lower than the mean and median total expenses of its Lipper Inc. peer group.

Intermediate Income Fund. The Board noted that the contractual and net investment advisory fee rates were lower than the mean and median advisory fee rates of its Lipper Inc. peer group. The Board also noted that the contractual and total expenses were lower than the mean and median total expenses of its Lipper Inc. peer group.

The Board recognized that because of variations in the services provided by the Advisor and, as applicable, Sub-Advisors to the Fund as compared to those that are included in the fees paid by other funds it was difficult to compare expense ratios. Based on the foregoing, in the context of all the factors presented, the Board concluded that the Advisor’s advisory fee rates charged to the Funds were reasonable.

Additional Information

November 30, 2008

Costs of Services and Profitability

The Board considered information provided by the Advisor and the Sub-Advisors regarding its costs of services and profitability with respect to each Fund. The Board considered the Advisor’s profitability analysis, which summarized total revenues, waivers, costs, net profits and profit percentages for each Fund. The Board concluded that the level of the Advisor’s returns attributable to management of each Fund was reasonable in light of the services provided by the Advisor to the Fund. The Board reviewed the Advisor’s and the Sub-Advisors’ financial statements and concluded that they appeared to be financially able to provide investment advisory services to the Funds.

Economies of Scale

The Board considered whether each Fund would benefit from any economies of scale, noting that the investment advisory fee rates for the Funds do not contain breakpoints. The Board considered the size of the Funds and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

Other Benefits

The Board considered that the Advisor and Sub-Advisors may benefit from soft dollar arrangements whereby they receive brokerage and research services from certain brokers and dealers that execute purchases and sales of securities on behalf of their clients, including the Funds. The Board also considered the Advisor’s and Sub-Advisors’ trading practices and brokerage allocation policies, including their policies with respect to soft dollar arrangements. The Board concluded that other benefits received by the Advisor and Sub-Advisors were not material factors with respect to renewing the Advisory Agreement and Sub-Advisory Agreements.

Conclusion

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory and Sub-Advisory Agreements. In connection therewith, the Board discussed the proposed approval of the continuance of the Advisory and Sub-Advisory Agreements. Based upon its review, the Board concluded that the overall arrangements between the Funds and the Advisor and its Sub-Advisors, as provided in the Advisory and Sub-Advisory Agreements, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board considered relevant in the exercise of its reasonable judgment.

Shareholder Proxy Vote

At a special meeting of shareholders, held on November 13, 2008, shares were voted as follows on the proposals presented to shareholders:

1. To approve the new investment advisory agreement between the Trust and the Advisor with respect to the Flexible Value Fund (formerly known as the Flag Investors–Equity Opportunity Fund):

For	Against	Abstain
2,035,472	—	—

Additional Information

November 30, 2008

Proxy Voting Information

A description of the policies and procedures each Fund uses to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without charge and upon request, by calling 800-540-6807 and on the SEC’s website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30, is available, without charge and upon request, by calling 800-540-6807 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N–Q. Each Fund’s Form N–Q is available, without charge and upon request, on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800–SEC–0330.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, as applicable; and (2) ongoing costs, including management fees, distribution/service (12b-1) fees, as applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2008 through November 30, 2008.

Actual Expenses – Each “Actual Return” row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Additional Information

November 30, 2008

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Growth Equity Fund
Institutional Shares
Actual Return	$1,000.00	$650.10	$4.43	1.07%
Hypothetical Return (5% return before expenses)	1,000.00	1,019.64	5.42	1.07%
A Shares
Actual Return	1,000.00	648.30	6.61	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.98	8.09	1.60%

Value Equity Fund
Institutional Shares
Actual Return	1,000.00	639.40	4.03	0.98%
Hypothetical Return (5% return before expenses)	1,000.00	1,020.09	4.96	0.98%
A Shares
Actual Return	1,000.00	638.70	6.33	1.54%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.28	7.79	1.54%

Flexible Value Fund
Institutional Shares
Actual Return	1,000.00	632.40	4.50	1.10%
Hypothetical Return (5% return before expenses)	1,000.00	1,019.48	5.57	1.10%
A Shares
Actual Return	1,000.00	630.60	5.52	1.35%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.23	6.83	1.35%

Small-Cap Growth Fund
Institutional Shares
Actual Return	1,000.00	559.60	4.97	1.27%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.63	6.43	1.27%
A Shares
Actual Return	1,000.00	558.90	7.23	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.72	9.35	1.85%
D Shares
Actual Return	1,000.00	558.80	6.33	1.62%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.88	8.19	1.62%

Additional Information

November 30, 2008

	Beginning Account Value June 1, 2008	Ending Account Value November 30, 2008	Expenses Paid During Period*	Annualized Expense Ratio*
Small-Cap Value Fund
Institutional Shares
Actual Return	$1,000.00	$621.60	$5.28	1.30%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.48	6.58	1.30%
A Shares
Actual Return	1,000.00	619.40	7.51	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.72	9.35	1.85%

Opportunity Fund
Institutional Shares
Actual Return	1,000.00	520.50	5.72	1.50%
Hypothetical Return (5% return before expenses)	1,000.00	1,017.48	7.59	1.50%

Core International Fund
Institutional Shares
Actual Return	1,000.00	509.30	4.77	1.26%
Hypothetical Return (5% return before expenses)	1,000.00	1,018.68	6.38	1.26%

Maryland Bond Fund**
Institutional Shares
Actual Return	1,000.00	993.90	1.35	0.27%
Hypothetical Return (5% return before expenses)	1,000.00	1,023.65	1.37	0.27%

Intermediate Income Fund
Institutional Shares
Actual Return	1,000.00	1,003.50	2.91	0.58%
Hypothetical Return (5% return before expenses)	1,000.00	1,022.09	2.94	0.58%
A Shares
Actual Return	1,000.00	1,002.30	4.27	0.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,020.74	4.31	0.85%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 (to reflect the half-period).
**	Effective January 1, 2009, the Advisor agreed to eliminate the contractual advisory fee waiver of 0.50% for the Maryland Bond Fund and reduce the annual advisory fee from 0.50% to 0.35% of the Fund’s average annual daily net assets. The table below summarizes the effect of this change had it been in place during the Fund’s most recent fiscal-half year:

Maryland Bond Fund
Institutional Shares
Actual Return	1,000.00	993.90	3.10	0.62%
Hypothetical Return (5% return before expenses)	1,000.00	1,021.89	3.14	0.62%

INVESTMENT ADVISOR

Brown Investment Advisory, Incorporated

901 South Bond Street

Suite 400

Baltimore, Maryland 21231

www.brownadvisory.com

TRANSFER AGENT

Citigroup Fund Services, LLC

3435 Stelzer Road

Columbus, Ohio 43219

(800) 540-6807

DISTRIBUTOR

Foreside Fund Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

120-SAR-1108

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Included as part of report to shareholders under Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not accept nominees to the board of directors from shareholders.

Item 11.	Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Act, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Forum Funds

By (Signature and Title)*	/s/ Simon D. Collier
Simon D. Collier, Principal Executive Officer

Date January 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Simon D. Collier
Simon D. Collier, Principal Executive Officer

Date January 28, 2009

By (Signature and Title)*	/s/ Trudance L.C. Bakke
Trudance L. C. Bakke, Principal Financial Officer

Date January 28, 2009